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                                                                    Exhibit 10.1








                                REPUBLIC REWARDS

                                   401(K) PLAN

                            Effective January 1, 1998





















                                                                   June 18, 1998


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                                TABLE OF CONTENTS

INTRODUCTION ..............................................................     1

ARTICLE 1. DEFINITIONS ....................................................     2
         1.1.  Account Balance or Account .................................     2
         1.2.  Act ........................................................     2
         1.3.  Administrative Committee or Committee ......................     2
         1.4.  Affiliate ..................................................     2
         1.5.  After-Tax Account ..........................................     2
         1.6.  After-Tax Contributions ....................................     2
         1.7.  Beneficiary ................................................     3
         1.8.  Board of Directors or Board ................................     3
         1.9.  Break in Service ...........................................     3
         1.10. Code .......................................................     3
         1.11. Company ....................................................     3
         1.12. Compensation ...............................................     3
         1.13. Discretionary Contribution .................................     4
         1.14. Effective Date .............................................     4
         1.15. Eligible Employee ..........................................     4
         1.16. Employee ...................................................     4
         1.17. Employer Account ...........................................     5
         1.18. 401(k) Contributions .......................................     5
         1.19. 401(k) Account .............................................     5
         1.20. Grandfathered Account Balance or Grandfathered Account .....     5
         1.21. Grandfathered After-Tax Account ............................     5
         1.22. Grandfathered Employer Account .............................     5
         1.23. Grandfathered 401(k) Account ...............................     5
         1.24. Grandfathered Nonelective Contribution Account .............     5
         1.25. Grandfathered Prior Plan ...................................     5
         1.26. Grandfathered Rollover Account .............................     6
         1.27. Highly Compensated Employee ................................     6
         1.28. Hour of Service ............................................     7
         1.29. Investment Fund ............................................     8
         1.30. Limitation Year ............................................     8
         1.31. Matching Account ...........................................     8
         1.32. Matching Contributions .....................................     8


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                                       (i)


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
         1.33. Merger Date ................................................      8
         1.34. Nonelective Contribution Account ...........................      8
         1.35. Nonhighly Compensated Employee .............................      8
         1.36. Normal Retirement Age ......................................      8
         1.37. Normal Retirement Date .....................................      8
         1.38. One-Year Period of Severance ...............................      8
         1.39. Participant ................................................      9
         1.40. Participating Company ......................................      9
         1.41. Period of Severance ........................................      9
         1.42. Plan .......................................................      9
         1.43. Plan Year ..................................................      9
         1.44. Predecessor Company ........................................      9
         1.45. Prior Plan .................................................      9
         1.46. Qualified Domestic Relations Order .........................      9
         1.47. Qualified Nonelective Contributions ........................      9
         1.48. Qualified Matching Contributions ...........................     10
         1.49. Republic ...................................................     10
         1.50. Rollover Account ...........................................     10
         1.51. Rollover Contribution ......................................     10
         1.52. Service ....................................................     10
         1.53. Severance of Service .......................................     11
         1.54. Spouse or Surviving Spouse .................................     12
         1.55. Totally and Permanently Disabled ...........................     12
         1.56. Trust ......................................................     12
         1.57. Trustee ....................................................     12
         1.58. Valuation Date .............................................     12
         1.59. Year of Service ............................................     12

ARTICLE 2. ELIGIBILITY AND PARTICIPATION ..................................     14
         2.1.  Time of Participation ......................................     14
         2.2.  Change in Status ...........................................     15
         2.3.  Ineligible Employees .......................................     15

ARTICLE 3. CONTRIBUTIONS ..................................................     16
         3.1.  Employee Contributions .....................................     16
         3.2.  Company Contributions ......................................     17
         3.3.  Makeup Contributions .......................................     18
         3.4.  401(k) Plan Nondiscrimination Testing ......................     18

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                                      (ii)


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
         3.5.  Rollover Contributions .....................................     18
         3.6.  Method and Time for Payment of Contributions ...............     19
         3.7.  Contribution Due to Mistake of Fact ........................     19
         3.8.  Nondeductible Overpayment ..................................     19
         3.9.  Individual Accounting ......................................     19

ARTICLE 4. CONTRIBUTION ALLOCATIONS AND VESTING ...........................     20
         4.1.  Allocation of 401(k) Contributions .........................     20
         4.2.  Company Contributions ......................................     20
         4.3.  Allocation of Rollover Contribution ........................     22
         4.4.  Allocation of Assets from Prior Plan .......................     22
         4.5.  Limitation on Allocations ..................................     22
         4.6.  Vesting ....................................................     22

ARTICLE 5. VALUATION OF FUND AND ALLOCATION OF GAINS
                        AND LOSSES ........................................     23
         5.1.  Valuation of Fund ..........................................     23
         5.2.  Daily Valuation ............................................     23

ARTICLE 6. PAYMENT OF BENEFITS ............................................     25
         6.1.  Distribution of  Benefits ..................................     25
         6.2.  Amount and Time of Payment .................................     26
         6.3.  Method of Payment ..........................................     27
         6.4.  Small Benefit Payments .....................................     27
         6.5.  Minimum Distribution Rules .................................     27
         6.6.  Election of Stock Distribution .............................     28
         6.7.  Forfeiture of Nonvested Portion of Account Balance .........     28
         6.8.  Election of Direct Rollover ................................     29
         6.9.  Qualified Domestic Relations ...............................     30
         6.10. Nonforfeitability ..........................................     30
         6.11. Reemployment ...............................................     30

ARTICLE 7. DEATH BENEFITS .................................................     31
         7.1.  Death Benefits .............................................     31
         7.2.  Designation of Beneficiary .................................     31
         7.3.  Time and Method of Payment .................................     32



                                      (iii)


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
ARTICLE 8. IN-SERVICE WITHDRAWALS BY PARTICIPANTS ............................     34
         8.1.   Hardship Distributions from 401(k) Account ...................     34
         8.2.   Withdrawal from Rollover Account .............................     35
         8.3.   Withdrawals after Age 59 1/2 .................................     36
         8.4.   Withdrawals from After-Tax Account ...........................     36
         8.5.   Withdrawals from Employer Account ............................     36
         8.6.   Limitations on Withdrawals ...................................     36
         8.7.   Spousal Consent ..............................................     36
         8.8.   Automated Withdrawals ........................................     36


ARTICLE 9. INVESTMENT OF TRUST ASSETS ........................................     37
         9.1.   Participant Directed Investments .............................     37
         9.2.   Investment of Matching Account ...............................     37
         9.3    Voting Rights ................................................     38

ARTICLE 10. PLAN ADMINISTRATION ..............................................     39
         10.1.  Establishment of the Employee Benefits Committee .............     39
         10.2.  Powers of the Administrative Committee .......................     39
         10.3.  Duties and Authority of the Administrative Committee .........     40
         10.4.  Actions by the Committee or a Subcommittee ...................     41
         10.5.  Action Taken in Good Faith ...................................     41
         10.6.  Indemnification ..............................................     42
         10.7.  Benefit Application and Claims Procedure .....................     42
         10.8.  Responsibilities of Named Fiduciaries Other than the
                         Committee ...........................................     43
         10.9.  Allocation of Responsibilities ...............................     44
         10.10. Designation of Persons to Carry Out Responsibilities of Named
                         Fiduciaries .........................................     44
         10.11. Payment of Expenses ..........................................     44

ARTICLE 11. PLAN ADOPTION, AMENDMENT OR TERMINATION ..........................     45
         11.1.  Adoption of Plan by Affiliates ...............................     45
         11.2.  Disassociation of Participating Company ......................     45
         11.3.  Amendment of Plan ............................................     45
         11.4.  Vesting Upon Plan Termination ................................     46
         11.5.  Merger .......................................................     46
         11.6   Acceptance of Transferred Assets .............................     46
         11.7   Plan to Plan Transfers .......................................     46
         11.8   Plan to Plan Transfer to Republic Services 401(k) Plan .......     47



                                      (iv)


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
ARTICLE 12. TRUST FUND AND THE TRUSTEE ......................................     48
         12.1.  Trust and Trustee ...........................................     48
         12.2.  Assets of the Trust .........................................     48

ARTICLE 13. MISCELLANEOUS ...................................................     49
         13.1.  Limitation of Assignment ....................................     49
         13.2.  Legally Incompetent Distributee .............................     49
         13.3.  Unclaimed Payments ..........................................     49
         13.4.  Notification of Addresses ...................................     49
         13.5.  Notice of Proceedings and Effect of Judgment ................     50
         13.6.  Severability ................................................     50
         13.7.  Prohibition Against Diversion ...............................     50
         13.8.  Limitation of Rights ........................................     50
         13.9.  Controlling Law .............................................     50
         13.10. Errors in Payment ...........................................     50
         13.11. USERRA and Code Section 414(u) Compliance ...................     50
         13.12. Loans from Prior Plans ......................................     51
         13.13. Headings and Use of Words ...................................     51

ARTICLE 14. TOP-HEAVY PROVISIONS ............................................     52
         14.1.  Applicability of this Article ...............................     52
         14.2.  Top-Heavy and Super Top-Heavy Determination .................     52
         14.3.  Computation of the Aggregate of the Account Balances ........     52
         14.4.  Required Aggregation of Plans ...............................     54
         14.5.  Permissive Aggregation of Plans .............................     55
         14.6.  Special Rules of Top-Heavy Plans and Super Top-Heavy Plans ..     55
         14.7.  Special Definitions .........................................     57

SCHEDULE A PARTICIPATING COMPANIES ..........................................     A-1

SCHEDULE B 401(k) PLAN NONDISCRIMINATION TESTING

         B.1. ADP Test ......................................................     B-1
         B.2. ACP Test ......................................................     B-6
         B.3. Multiple Use Test .............................................     B-10


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                                     (v)


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
SCHEDULE C GRANDFATHERED DISTRIBUTION OPTIONS

C.1. General ..............................................................     C-1
C.2. Forms of Payment .....................................................     C-1
C.3. Amount and Time of Payment ...........................................     C-3
C.4. Special Rules Concerning Qualified Joint and Survivor Annuity ........     C-4
C.5. Death Benefits .......................................................     C-5
C.6. Death Benefit Distribution Provisions ................................     C-5
C.7. Special Definitions ..................................................     C-7

SCHEDULE D COLLECTIVELY BARGAINING AGREEMENTS .............................     D-1




















                                      (vi)


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                                  INTRODUCTION

         The Republic Rewards 401(k) Plan (the "Plan") is hereby amended and restated effective January 1, 1998. It is an individual account plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("Act") and the Internal Revenue Code of 1986, as amended ("Code").

         The purpose of the Plan is to encourage eligible employees to accumulate savings for retirement, to further their financial independence by affording them an opportunity to make systematic contributions to the Plan, supplemented by contributions made by Republic.

         The benefits and rights of employees whose employment terminated prior to the effective date of this amendment and restatement of the Plan shall be determined under the terms of this restated Plan unless otherwise specified in this Plan.

         The Plan, originally adopted effective as of January 1, 1994, (formerly named the Republic Industries, Inc. Retirement Savings Plan) was last restated as of January 1, 1997, and has since that date been amended.

         The Plan is intended to comply with the requirements of the Act and with the qualification requirements of section 401(a) of the Code. Furthermore, the Plan is intended to be a profit sharing plan that includes a qualified cash or deferred arrangement within the meaning of section 401(k) of the Code. Contributions may be made to the Plan without regard to current or accumulated profits of any company participating in the Plan.

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                                   ARTICLE 1.

                                   DEFINITIONS

         Whenever the following capitalized terms are used in this Plan, they have the meanings specified below. Other words and phrases may be used in the Plan which are not defined in this Article I, but, for convenience, are defined when introduced in the text.

         1.1. ACCOUNT BALANCE OR ACCOUNT means the total amount credited to a Participant's 401(k) Account, After-Tax Account, Matching Account, Employer Account, Nonelective Contribution Account and Rollover Account. Where the balance in a Participant's Account is to be determined as of a given Valuation Date, such balance shall be determined after all adjustments and allocations for the Valuation Date have been made.

         1.2. ACT means the Employee Retirement Income Security Act of 1974, as amended.

         1.3. EMPLOYEE BENEFITS COMMITTEE OR COMMITTEE means the Republic Employee Benefits Committee which shall consist of not less than three nor more than seven persons appointed from time to time by the Board of Directors of Republic or its Executive Committee to serve at its pleasure.

         1.4. AFFILIATE means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) with Republic, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with Republic,
(c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with Republic, and (d) any other entity required to be aggregated with Republic pursuant to regulations under Code Section 414(o).

         1.5. AFTER-TAX ACCOUNT means the account maintained for a Participant which is credited with a Participant's After-Tax Contributions.

         1.6. AFTER-TAX CONTRIBUTIONS mean the contributions made at an Employee's election which were subject to federal income tax when made under the terms of a Prior Plan.

                                          SECTION 1.3 AMENDED EFFECTIVE 11/20/98

         1.7. BENEFICIARY means the person, persons, or entity designated by the Participant in accordance with Section 7.2 (or by the terms of the Plan) to receive any death benefit that becomes payable under the Plan.

         1.8. BOARD OF DIRECTORS OR BOARD means the Board of Directors of Republic.

         1.9. BREAK IN SERVICE means a number of consecutive One-Year Periods of Severance which exceed the greater of five or the aggregate number of Years of Service before such interruption (excluding Years of Service previously disregarded by reason of any prior interruption of employment).

         1.10. CODE means the federal Internal Revenue Code of 1986, as amended.

         1.11. COMPANY means Republic, the companies listed in Schedule A and any other Affiliate participating in the Plan with the consent of the Employee Benefits Committee.

         1.12. COMPENSATION means for a calendar year the amount paid to a Participant by a Company during the year for wages, salaries, and other amounts received in the course of employment with the Company to the extent that the amounts are includible in gross income (including, but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, bonuses (except for sign-on and relocation bonuses), incentive payments, overtime pay and shift differential). For all purposes under the Plan, Compensation shall include any amount contributed by a Company on behalf of a Participant pursuant to a salary reduction agreement which is not includible in the gross income of the Participant under Code Section 125, 401(k), 402(e)(3) or 402(h). For purposes of this definition, Compensation does not include severance pay, stock options, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, welfare benefits (whether or not includible in gross income), nonperformance bonuses (e.g., sign-on bonuses or relocation bonuses) and income from property subject to Code Section 83.

         Notwithstanding the foregoing, in the case of a Participant who was covered by a Prior Plan, a Grandfathered Prior Plan or any other tax-qualified retirement plan sponsored by Republic or an Affiliate during the calendar year in which Participant first became eligible under this Plan, Compensation shall be limited to Compensation earned during the period beginning with the first day the Participant was covered by this Plan and ending the following December 31.

         Compensation shall be limited to $160,000 annually and shall be adjusted for changes in the cost of living in accordance with Code Section 401(a)(17)(B).

                                          SECTION 1.3 AMENDED EFFECTIVE 11/20/98

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         1.13. DISCRETIONARY CONTRIBUTION means the Company contributions made pursuant to Section 3.2(b) and allocated to the Participant's Matching Account in accordance with 4.2(b).

         1.14. EFFECTIVE DATE means January 1, 1998.

         1.15. ELIGIBLE EMPLOYEE means any Employee actively providing services to a Company or on an authorized leave of absence, other than an Employee who is:

                  (a) covered by a collective bargaining agreement between a union and a Company, provided that retirement benefits were the subject of good faith bargaining, unless (1) the bargaining agreement specifically provides for participation in this Plan, or (2) the bargaining agreement specifically provided for participation in a tax qualified plan of a company acquired by Republic or an affiliate and the Employee Benefits Committee has consented to participation in this Plan, which consent is evidenced by specifying the bargaining agreement in Schedule D, or

                  (b) a leased employee within the meaning of Code Section 414(n)(2), or

                  (c)      a non-resident alien, or

                  (d) any employee in a classification determined by the Company and described in Schedule E.

         1.16. EMPLOYEE means any person, including an officer, who is on the payroll of the Company and whose wages are subject to withholding for purposes of federal income taxes or for purposes of the Federal Insurance Contribution Act. An independent contractor shall not be treated as an Employee for purposes of this Plan without regard to recharacterization of such individual as an employee by the Internal Revenue Service for wage tax purposes.

         Any leased employee within the meaning of Code Section 414(n)(2) shall be treated as an Employee of the Company. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Company's non-highly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii), the term "Employee" shall not include those leased employees covered by a plan described in Code Section 414(n)(5) unless otherwise provided by the terms of the Plan.

                                           SECTION 1.15 AMENDED EFFECTIVE 2/3/99

         1.17. EMPLOYER ACCOUNT means the account maintained for a Participant which is credited with employer contributions (other than non-elective contributions as defined in Code Section 401(m)(4)(C)) made under the terms of a Prior Plan.

         1.18. 401(K) CONTRIBUTIONS mean the elective deferrals made pursuant to a Participant's election which are contributed by the Company to this Plan under
Section 3.1(a) and which are not subject to federal income tax when made because they are deferred by the Participant under Code Section 401(k).

         1.19. 401(K) ACCOUNT means the account maintained for a Participant which is credited with the Participant's 401(k) Contributions. A Participant's 401(k) Account may also be credited with elective deferrals made under the terms of a Prior Plan.

         1.20. GRANDFATHERED ACCOUNT BALANCE OR GRANDFATHERED ACCOUNT means the total amount credited to a Participant's Grandfathered 401(k) Account, Grandfathered After-Tax Account, Grandfathered Employer Account, Grandfathered Nonelective Contribution Account and Grandfathered Rollover Account.

         1.21. GRANDFATHERED AFTER-TAX ACCOUNT means the account maintained for a Participant which is credited with the Participant's contributions which were subject to federal income tax when made under the terms of a Grandfathered Prior Plan.

         1.22. GRANDFATHERED EMPLOYER ACCOUNT means the account maintained for a Participant which is credited with employer contributions (other than non-elective contributions as defined in Code Section 401(m)(4)(C)) under the terms of a Grandfathered Prior Plan.

         1.23. GRANDFATHERED 401(K) ACCOUNT means the account maintained for a Participant which is credited with the Participant's elective deferrals made under the terms of a Grandfathered Prior Plan.

         1.24. GRANDFATHERED NONELECTIVE CONTRIBUTION ACCOUNT means the account maintained for a Participant which is credited with qualified nonelective and/or matching contributions made under the terms of a Grandfathered Prior Plan.

         1.25. GRANDFATHERED PRIOR PLAN means any tax-qualified retirement plan of a company acquired by Republic or an Affiliate which has been merged into this Plan and which had one or more of the distribution options described in Schedule C.

         1.26. GRANDFATHERED ROLLOVER ACCOUNT means the account maintained for a Participant which is credited with the Participant's rollover contribution made under the terms of a Grandfathered Prior Plan.

         1.27. HIGHLY COMPENSATED EMPLOYEE means an Employee who:

                  (a) is a 5-percent owner at any time during the year or the preceding year; or

                  (b) received compensation during the preceding year from the Company in excess of $80,000 (as adjusted pursuant to Code Section 415(d)), and, if the Company so elects, was a member of the top-paid group for such year.

                                    An employee is in the top-paid group of
                           employees for any year if such employee is in the group consisting of the top 20 percent of employees when ranked on the basis of compensation paid during such year. For purposes of determining the number of employees in the top-paid group, the Company shall exclude employees who:

                                    (i)      have not completed 6 months of
                                             service;

                                    (ii)     normally work less than 17 1/2
                                             Hours of Service pER week;

                                    (iii)    normally work during not more than
                                             6 months during any year;

                                    (iv)     have not attained age 21; and

                                    (v)      except to the extent provided in
                                             regulations, are included in a unit
                                             of Employees covered by a
                                             collective bargaining agreement
                                             between employee representatives
                                             and the Company.

         A former Employee shall be treated as a Highly Compensated Employee if such employee was a Highly Compensated Employee when such employee separated from service, or such employee was a Highly Compensated Employee at any time after attaining age 55.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group, and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

         1.28. HOUR OF SERVICE means:

                  (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Company. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed;

                  (b) Each hour for which an Employee is paid, or entitled to payment, by a Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence. Such person shall not be considered to have terminated employment under this subsection (b) unless the person fails to return to the employ of the Company at or prior to the expiration date of the person's absence hereunder, in which case the person shall be deemed to have terminated employment as of the date of commencement of such absence;

                  (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Company. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

                  (d) Each hour during which an Employee is in qualified military service (as defined in Code Section 414(u)(5)) as long as the Employee returns to the employment of the Company within the time specified by law.

                  (e)      An Hour of Service credited under subsection (a) or
                           (b) above will not be credited under subsection (c) or (d).

                  (f) Hours under this section shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference.

                  (g) An Hour of Service with an Affiliate that has not adopted the Plan is treated as an Hour of Service with a Company for vesting purposes and for purposes of meeting the eligibility service requirement.

         1.29. INVESTMENT FUND means any of the funds in which a Participant may invest his or her Account in accordance with the provisions of Article 9.

         1.30. LIMITATION YEAR means the calendar year.

         1.31. MATCHING ACCOUNT means the account maintained for a Participant which is credited with Matching Contributions and Discretionary Contributions.

         1.32. MATCHING CONTRIBUTIONS mean the contributions made by a Company under Section 3.2(a).

         1.33. MERGER DATE means the date as of which a Prior Plan or Grandfathered Prior Plan was merged with the Plan.

         1.34. NONELECTIVE CONTRIBUTION ACCOUNT means the account maintained for a Participant which is credited with Qualified Nonelective Contributions or Qualified Matching Contributions made on behalf of a Participant. A Participant's Nonelective Contribution Account may also be credited with nonelective contributions (as defined in Code Section 401(m)(4)(C)) made under the terms of a Prior Plan or to comply with the requirements of Schedule B and Code Section 401(k) and (m) nondiscrimination testing.

         1.35. NONHIGHLY COMPENSATED EMPLOYEE means an Employee who is not a Highly Compensated Employee.

         1.36. NORMAL RETIREMENT AGE means a Participant's 65th birthday.

         1.37. NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the attainment of Normal Retirement Age.

         1.38. ONE-YEAR PERIOD OF SEVERANCE means a 12-consecutive month period beginning on the date a Severance of Service occurs and ending on the first anniversary of such date, provided that the Employee during the 12-consecutive month period fails to perform an Hour of Service.

         1.39. PARTICIPANT means any Eligible Employee who has completed the service required in Article 2 for so long as he or she has a vested Account Balance in the Plan. Notwithstanding the foregoing, an Eligible Employee who is eligible to participate, but elects not to contribute to the Plan, shall be treated as a Participant for purposes of Article 14 and Schedule B.

         1.40. PARTICIPATING COMPANY means an Affiliate whose employees are covered under the Plan.

         1.41. PERIOD OF SEVERANCE means the period of time commencing on the date a Severance of Service occurs and ending on the date on which the Employee again performs an Hour of Service for a Company.

         1.42. PLAN means this plan document (including Schedules A, B and C).

         1.43. PLAN YEAR means the calendar year.

         1.44. PREDECESSOR COMPANY means a company or other business entity from whom Republic or an Affiliate acquired stock or all or substantially all of the assets.

         1.45. PRIOR PLAN means any tax-qualified retirement plan of a company acquired by Republic or an Affiliate which has been merged into this Plan and which had as its distribution options lump sum payments and/or installment payments only.

         1.46. QUALIFIED DOMESTIC RELATIONS ORDER means a judgement, decree, or order relating to the provision of child support, alimony payments, or marital property rights, to a spouse, former spouse, child or other dependent, made pursuant to a state domestic relations law, which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits payable with respect to a Participant under the Plan, as described in Code Section 414(p). The Committee shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and procedures for complying with the order.

         1.47. QUALIFIED NONELECTIVE CONTRIBUTIONS mean the Company contributions made pursuant to Section 3.2(d) and allocated to the Participant's Nonelective Contribution Account in accordance with Section 4.2(d).

         1.48. QUALIFIED MATCHING CONTRIBUTIONS mean the Company contributions made pursuant to Section 3.2(d) and allocated to the Participant's Nonelective Contribution Account in accordance with Section 4.2(e).

         1.49. REPUBLIC means Republic Industries, Inc. and any successor thereto.

         1.50. ROLLOVER ACCOUNT means the account maintained for a Participant which is credited with a Rollover Contribution made pursuant to Section 3.5 and/or with a rollover contribution made under the terms of a Prior Plan.

         1.51. ROLLOVER CONTRIBUTION means the amount rolled over to the Plan by a Participant or the amount transferred to the Plan from another plan qualified under Code Section 401(a) or from a qualifying individual retirement account ("IRA") pursuant to Section 3.5 and allocated to the Participant's Rollover Account.

         1.52. SERVICE means a period commencing on the Participant's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Severance From Service Date, subject to the following:

                  (a) If an Employee has a Severance of Service because of quit, discharge or retirement and then performs an Hour of Service within twelve (12) months of the Severance of Service Date, he or she shall receive Service credit for the Period of Severance.

                  (b) An Employee who has a Severance of Service because of quit, discharge or retirement during an Authorized Leave of Absence, and who performs an Hour of Service within (12) months from the date the leave of absence began, shall receive service credit for the Period of Severance. If an Employee is absent for 12 full months, no service credit is given for the Period of Severance, except as required by Section 13.11.

         Service with a Predecessor Company shall be taken into account under the Plan as Service with a Company only with respect to an Employee who was employed by the Predecessor Company on the date its assets were acquired by Republic or an Affiliate. Service with a Predecessor Company shall be taken into account under the Plan unless previously disregarded under the Plan or a Prior Plan.

         In determining an Employee's Service, a prior period of service not required to be taken into account by reason of a Period of Severance which constitutes a Break in Service shall not be recognized under the Plan. If an Employee incurs more than a One-Year Period of Severance but less than five consecutive One-Year Periods of Severance, all Years of Service credited before the Period of Severance shall be reinstated. In addition to the foregoing, employment with Florida Panthers Holdings, Inc., Extended Stay America Corporation, Huizinga Holdings, Inc. or any subsidiary of the foregoing shall be counted as service for vesting and eligibility purposes under the Plan, in the event that any of their employees become Employees of Republic or a Company.

         1.53. SEVERANCE OF SERVICE means the earlier of:

                  (a) the date on which the Employee quits, retires, is discharged or dies;

                  (b) the date on which the Employee fails to return to the service of the Company at the expiration of an Authorized Leave of Absence in excess of twelve (12) months or recovery from being Totally and Permanently Disabled in excess of six (6) months; or

                  (c) the first anniversary of the first date of a period in which the Employee remains absent from service with the Company (with or without pay) for any reason other than quit, retirement, discharge, death, Authorized Leave of Absence or Total and Permanent Disability (such as vacation, holiday, sickness, unauthorized leave of absence or layoff).

         Severance of Service shall not occur and credit for vesting purposes shall be given for the following:

                  (a) a period of service with the Armed Forces of the United States of America, if an Employee who left active service with the Company to enter and did directly enter such Armed Forces, returned to active employment within the time and under the conditions which entitle him/her to reemployment rights under the laws of the United States of America.

                  (b) transfer directly from the employment of one Company to another Company. Transfer of an Employee in this Plan to service with an Affiliate which has not adopted this Plan will not be considered a Severance of Service and will cause such service to be included as Service in this Plan. However, such aforesaid service will only be credited for vesting purposes and not for benefit purposes under this Plan.

                  (c) the period ending on the second anniversary of any absence from work by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period immediately following such birth or placement; provided, however, that the period between the first and second anniversaries of the first day of any such absence shall not count as Service and no credit will be given for such period for vesting purposes.

         1.54. SPOUSE OR SURVIVING SPOUSE means the legal spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order, except that none of the requirements relating to consent shall apply to such former spouse.

         1.55. TOTALLY AND PERMANENTLY DISABLED means having a disability which qualifies the Participant for Social Security disability benefits or Company sponsored long-term disability benefits ("LTD benefits"), if any. A Participant shall be Totally and Permanently Disabled only so long as he or she continues to qualify for Social Security disability benefits or LTD benefits. To be Totally and Permanently Disabled, the disability must arise while the Participant is employed by a Company.

         1.56. TRUST means the assets of the Plan held by the Trustee.

         1.57. TRUSTEE means the person, persons, bank, and/or other entity selected by the Board to hold the assets of the Trust in accordance with Article 12.

         1.58. VALUATION DATE means each business day of the Plan Year that the Trust assets are valued.

         1.59. YEAR OF SERVICE means twelve months of Service with a Company, a non-participating Affiliate or a Predecessor Company. Years of Service shall not include employment otherwise disregarded under the Plan, a Prior Plan, or any other tax-qualified retirement plans maintained by Republic or an Affiliate.

         All non-successive periods of Service shall be aggregated and any periods of Service of less than a whole year (whether or not consecutive) shall be aggregated on the basis that twelve months of Service equal a whole year of Service. A month of Service is deemed to be 30 days in the case of the aggregation of fractional months. After aggregating all Service, any period of Service less than a whole year (12 months) shall be disregarded.

         If, under the terms of the Prior Plan, service was credited using the general method described in ERISA Reg. ss. 2530.200b-2, an Employee's Service shall be converted to the elapsed time method by crediting each Employee with a period of Service consisting of :

         (1) A number of years equal to the number of years of service credited to the Employee under the terms of the Prior Plan before the Plan Year in which the Prior Plan was amended and restated using the Republic Holding Plan (the "Holding Plan"); and

         (2)      The greater of:

                  (a) the period of Service that would be credited to the Employee under the Service provisions of the Holding Plan beginning on the first day of the Plan Year in which the Plan is amended and restated using the Holding Plan; or

                  (b) the service taken into account under the Prior Plan for the year of the amendment as of the date the Prior Plan is amended and restated using the Holding Plan.

         An Employee shall receive credit for Service subsequent to the amendment and restatement commencing on the day after the last day of the Plan Year in which the transfer occurs.

                                   ARTICLE 2.
                          ELIGIBILITY AND PARTICIPATION


         2.1. TIME OF PARTICIPATION.

                  (a) INITIAL ELIGIBILITY. An Eligible Employee may become a Participant in the Plan as of the first day of the month coinciding with or immediately following completion of a three (3) consecutive month period of Service, provided such Employee is employed and is at least age 18 on such date.

                  (b)      ELIGIBILITY OF REHIRED EMPLOYEE.

                           (i) A former Participant who is reemployed by a Company and who is an Eligible Employee becomes a Participant on his or her Reemployment Commencement Date, except that a former Participant who had no vested interest in his or her Matching Account when employment terminated and who is reemployed after a five consecutive year Period of Severance shall lose all prior service and must requalify for participation in the Plan under subsection (a) above.

                           (ii) A former Employee who terminated employment with a Company before becoming a Participant must satisfy the requirement of paragraph
                                    (a) above following reemployment if such Employee returns to employment with a Company after more than a One-year Period of Severance.

                           (iii) A former Employee who terminated employment with a Company before becoming a Participant and returns to employment with a Company before a One-Year Period of Severance will be eligible to participate on the first day of the month following reemployment if he or she has at least three months of Service at that time.

                           (iv)     An Eligible Employee who had been a
                                    Participant under any tax-qualified
                                    retirement plan maintained by an

                                    Affiliate after its acquisition by Republic or another Affiliate shall be eligible to participate in the Plan in accordance with subparagraph (i), (ii) and (iii) above as if such employee had been formerly employed by Republic.



         2.2. CHANGE IN STATUS.

                  (a) If a Participant no longer meets the definition of an Eligible Employee, such Participant may no longer contribute to the Plan and is no longer eligible for Company contributions effective as of the time of such change in status. If any such Employee again becomes an Eligible Employee, active participation in the Plan commences effective as of the time of the change in status. A change in status includes, but is not limited to, transfer to or from an Affiliate which is not participating in this Plan or becoming a member of a collective bargaining unit whose members do not participate in the Plan.

                  (b) If an Employee is employed by a Company after working for an Affiliate not covered by the Plan, his Service with the Affiliate shall count for purposes of meeting the eligibility requirement of Section 2.1(a), except that if he had no vested interest when his employment with the Affiliate terminated and he is reemployed by a Company after more than a five consecutive year Period of Severance, prior Service is disregarded.

                  (c) Notwithstanding subsection (a), if a Participant is no longer an Eligible Employee because he or she is described in Section 1.15(d), such Participant shall remain eligible to contribute to the Plan and receive an allocation of Company contributions until such time as the Participant is an Employee described in
                           Section 1.15(a) or is otherwise excluded from participation.


         2.3. INELIGIBLE EMPLOYEES. In the event that a Nonhighly Compensated Employee is not an Eligible Employee, but is erroneously allowed to participate in the Plan, he or she is deemed eligible to participate during the period for which contributions are made to the Plan. The Company is not obligated to make a Matching Contribution with respect to any such erroneous contribution, but may do so, in its sole discretion.

                                   ARTICLE 3.
                                  CONTRIBUTIONS

             3.1. EMPLOYEE CONTRIBUTIONS.

                  (a)      401(k) CONTRIBUTIONS.

                           (i) A Participant may elect to make 401(k) Contributions in whole percentages of Compensation on a form provided by the Committee which may not be less than 1% of Compensation and which may not exceed the lesser of (i) 15% of Compensation, or (ii) $10,000 (adjusted from time to time for increases in the cost-of-living pursuant to Code Section 402(g)(5)).

                           (ii) The above notwithstanding for Plan Years beginning on and after January 1, 1999, a Participant may elect to make 401(k) contributions in whole percentages of Compensation excluding any Annual Bonus on a form provided by the Committee which may not be less than 1% of Compensation and which may not exceed the lesser of (i) 15% of Compensation, or (ii) $10,000 (adjusted from time to time for increases in the cost-of-living pursuant to Code Section 402(g)(5)).

                           (iii) Annual Bonus is the bonus specifically designated as such by the Company at the time of grant and communicated to affected Participants.

                  (b) CHANGE IN PARTICIPANT'S ELECTION. A Participant may change his contribution election at any time in accordance with the Plan's administrative procedures.

                  (c) AFTER-TAX CONTRIBUTIONS. No After-Tax Contributions can be made to this Plan.

                  (d) AUTOMATED ELECTIONS. In the event that Participant deferral elections are automated through a voice response unit or similar automated method provided by the Plan's recordkeeper, an election form will not be required.

                                                 SECTION 3.1(A) AMENDED 12/17/98

         3.2. COMPANY CONTRIBUTIONS.

                  (a) MATCHING CONTRIBUTIONS. For the Plan Year ending December 31, 1998, the Company shall make contributions on behalf of each Participant who is an Eligible Employee credited with at least one Year of Service in an amount equal to 25% of the amount contributed for said Participant under Section 3.1; however, no more than 6% of the Participant's Compensation for the Plan Year shall be taken into account and the Participant must be employed on the last day of the Plan Year, except as provided in
                           Section 4.2(c).

                           For Plan Years beginning on and after January 1, 1999, the Company shall make contributions on behalf of each Participant who is an Eligible Employee credited with at least one Year of Service in an amount equal to 50% of the amount contributed for a Participant under Section 3.1 during a calendar quarter; however, no more than 4% of the Participant's Compensation for said calendar quarter shall be taken into account, and the Participant must be employed on the last day of the calendar quarter for which the contribution is made, except as provided in Section 4.2(c). Provided further, that if a Participant has elected to exclude an Annual Bonus from Compensation used to calculate contributions under Section 3.1(a)(ii), then the maximum Matching Contribution for that calendar quarter shall be no more than 4% of the Participant's Compensation excluding said Annual Bonus.

                           The above notwithstanding any Eligible Employee covered by a collective bargaining agreement listed in Schedule D, shall receive Matching Contributions in the amount and upon such other terms as are specified in Schedule D.

                  (b) DISCRETIONARY CONTRIBUTIONS. Republic, in its sole discretion, may make a Discretionary Contribution to the Plan for a Plan Year. The above notwithstanding any Eligible Employee covered by a collective bargaining agreement listed in Schedule D, shall receive Discretionary Contributions in the amount and upon such other terms as are specified in Schedule D.

                  (c) CONTRIBUTIONS IN REPUBLIC STOCK. Matching Contributions and Discretionary Contributions may be made in Republic common

                                       SECTION 3.2(C) AMENDED EFFECTIVE 12/17/98
                           stock. Stock contributed for calendar year 1998, shall be valued using the average of the closing prices for the stock for the last ten (10) trading days during December 1998. If stock is contributed for calendar years after 1998, the shares contributed will be valued using the average of the closing prices for the stock each trading day during the calendar quarter for which the stock is being contributed.

                  (d) QUALIFIED NONELECTIVE CONTRIBUTIONS AND QUALIFIED MATCHING CONTRIBUTIONS. The Company may make Qualified Nonelective Contributions and/or Qualified Matching Contributions, to the extent necessary to satisfy the nondiscrimination tests described in Schedule B of the Plan. Republic shall not be required to make a Qualified Nonelective Contribution or a Qualified Matching Contribution for any Plan Year, and Republic shall have sole discretion to determine whether any such contribution shall be made for a Plan Year.

         3.3. MAKEUP CONTRIBUTIONS. In addition to other Company contributions described in this Article, the Company may make special makeup contributions to the Plan, if necessary. A makeup contribution is necessary if a Participant's or Beneficiary's Account must be reinstated in accordance with Section 6.11 or if a mistake or omission in making or allocating contributions is discovered and is not corrected by revising prior allocations. A makeup contribution may be made if it is determined that a correction is advisable under an IRS procedure such as APRSC.

         3.4. 401(K) PLAN NONDISCRIMINATION TESTING. The Plan will satisfy the nondiscrimination tests set out in Schedule B.

         3.5. ROLLOVER CONTRIBUTIONS. An Eligible Employee may transfer to the Plan and Trust all or any portion of the amount received by the Employee from another plan and trust that is tax-qualified under Code Section 401(a) and constitutes a qualifying rollover distribution under Code Section 402(c), excluding any portion of such distribution representing non-deductible employee contributions. Any such rollover must be completed within sixty (60) days of the Employee's receipt of the qualifying rollover distribution.

         An Eligible Employee may transfer to the Plan and Trust all of the money or other property in an individual retirement account or annuity which contains only those amounts described above plus earnings thereon.

         The Rollover Contribution must be made in cash and must meet all applicable rollover or plan to plan transfer requirements under the Code. Acceptance by the Plan and Trust of any rollover or direct transfer shall not constitute, or be construed to be, a determination by the Committee of the tax consequences to the Participant of the rollover or direct transfer.

         3.6. METHOD AND TIME FOR PAYMENT OF CONTRIBUTIONS.

                  (a) It is the intent of Republic to pay 401(k) Contributions to the Trustee in accordance with Department of Labor regulations.

                  (b) All other contributions shall be paid to the Trustee no later than the time prescribed by law (including extensions thereof) for filing the Company's federal income tax return for the fiscal year ending with or within the Plan Year for which the contribution is made.

             3.7. CONTRIBUTION DUE TO MISTAKE OF FACT. If a contribution was made due to a mistake of fact, the amount attributable to the mistake of fact (unadjusted for earnings attributable to the mistaken amount, but reduced for any losses attributable to the mistaken amount) may revert to the Company within a one year period after it was contributed. If such reversion does not occur within such one year period, such mistaken amount shall be held in a suspense account (with no adjustment made for gains, losses or interest), and such mistaken amount shall be applied against future Company contributions until it has been fully used.

             3.8. NONDEDUCTIBLE OVERPAYMENT. All contributions to the Plan are conditioned on their deductibility under Code Section 404. If a nondeductible overpayment is made by the Company, such overpayment may revert to the Company within a one year period, unadjusted for earnings attributable to the overpayment, but reduced for any losses attributable to the overpayment. If a nondeductible overpayment does not revert within such one year period, such overpayment shall be held in a suspense account (with no adjustment for gains, losses or interest), and such overpayment shall be applied against future Company contributions until it has been fully used.

             3.9. INDIVIDUAL ACCOUNTING. The Committee shall establish and maintain adequate records disclosing the separate proportionate interest of each Participant in the Trust.

                                   ARTICLE 4.
                      CONTRIBUTION ALLOCATIONS AND VESTING

         4.1. ALLOCATION OF 401(K) CONTRIBUTIONS. 401(k) Contributions made by the Company pursuant to the Participant's election under Section 3.1(a) will be allocated to the 401(k) Account of the Participant on whose behalf they are made.

         4.2. COMPANY CONTRIBUTIONS.

                  (a) ALLOCATION OF MATCHING CONTRIBUTIONS. Matching Contributions made pursuant to Section 3.2(a) will be allocated to the Matching Account of the Participant on whose behalf they are made, annually for calendar year 1998, and quarterly thereafter.

                  (b) ALLOCATION OF DISCRETIONARY CONTRIBUTIONS. Discretionary Contributions made pursuant to Section 3.2(b) will be allocated to the Matching Accounts of those Participants (or, if so specified by Republic, in its sole discretion, only to Participants who are Non-Highly Compensated Employees) who made 401(k) Contributions during the Plan Year, who are credited with at least one Year of Service and who are employed on the last day of the Plan Year. The amount of Discretionary Contribution allocated to such Participant will be equal to the product obtained by multiplying the amount of the Discretionary Contribution by a fraction

                           (i) the numerator of which is the total amount of 401(k) Contributions made by the Participant that are not in excess of 6% of the Participant's Compensation, and

                           (ii) the denominator of which is the total amount of the 401(k) Contributions made by all Participants eligible for a Discretionary Contribution, taking into account only 401(k) Contributions that are not in excess of 6% of each such Participant's Compensation.

                  (c) EXCEPTION TO LAST DAY OF PLAN QUARTER/YEAR EMPLOYMENT REQUIREMENT. Notwithstanding anything in the Plan to the contrary, a Participant who dies, retires at or after reaching Early Retirement Age or becomes Totally and Permanently Disabled

                                    SECTION 4.2.(A),(B) AND (C) AMENDED 12/17/98
                           will receive a Matching Contribution and an allocable share of a Discretionary Contribution, provided the Participant is credited with at least One Year of Service.

                  (d) ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS. If the Company elects to make a Qualified Nonelective Contribution for a Plan Year, such contribution will be allocated to the Nonelective Contribution Account of each Participant. At the discretion of the Committee, such allocation shall be made (i) in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, (ii) in equal dollar amounts, or (iii) using another method of allocation selected by the Committee. The Committee in its sole discretion, may limit the allocation of Qualified Nonelective Contributions to Nonhighly Compensated Employees or to a specific group of Nonhighly Compensated Employees. Qualified Nonelective Contributions shall be treated as 401(k) Contributions for all purposes under the Plan to the extent used to satisfy the ADP test described in Schedule B.

                  (e) ALLOCATION OF QUALIFIED MATCHING CONTRIBUTIONS. If the Company elects to make a Qualified Matching Contribution for a Plan Year, such contribution will be allocated to the Nonelective Contribution Account of each Participant. At the discretion of the Committee, such allocation shall be made (i) in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, (ii) in equal dollar amounts, or (iii) using another method of allocation selected by the Committee. The Committee in its sole discretion, may limit the allocation of Qualified Matching Contributions to Nonhighly Compensated Employees or to a specific group of Nonhighly Compensated Employees. Qualified Matching Contributions shall be treated as 401(k) Contributions for all purposes under the Plan to the extent used to satisfy the ADP test described in Schedule B.

                  (f) ALLOCATION OF MAKEUP CONTRIBUTIONS. A contribution made pursuant to Section 3.3. will be allocated in accordance with the Committee's direction to reinstate a former Participant's Account or, as necessary, to correct a mistake or omission.

             4.3. ALLOCATION OF ROLLOVER CONTRIBUTION. A Rollover Contribution made by a Participant will be allocated to the Participant's Rollover Account.

             4.4. ALLOCATION OF ASSETS FROM PRIOR PLAN. Assets from a Prior Plan will be allocated to a subaccount of the 401(k) Account, Nonelective Contribution Account, After Tax Contribution Account, Rollover Account or Prior Plan Account, whichever is appropriate, for the benefit of the Participant who was credited with those assets under the Prior Plan at the time of transfer.

         4.5. LIMITATION ON ALLOCATIONS.

                  (a) Notwithstanding the preceding sections, the amount of contributions allocated under Sections 4.1 and 4.2 may be limited in accordance with the provisions of Code Section 415. Any amounts that cannot be allocated to a particular Participant because of Code
                           Section 415 shall be applied in the following order:
                           (i) a Participant's 401(k) Contributions for the year will be reduced to the extent necessary to satisfy Code Section 415 and returned to the Participant; and
                           (ii) any other amounts shall be forfeited from the Participant's Account and used to reduce Company contributions.

                  (b) If the benefit under this Plan, when considered in combination with any allocations or benefits the Participant accrues under any other qualified retirement plan of a Company, fails to meet Code
                           Section 415, the requirements of Code Section 415 shall be met by reducing the Participant's benefits under this Plan. However, if the other plan has a similar provision which would require that the reduction to satisfy Code Section 415 be taken under that plan, the provisions of that plan shall apply.

         4.6. VESTING. A Participant is 100% vested in his Account and Grandfathered Account under the Plan.

                                                    SECTION 4.6 AMENDED 12/17/98

                                   ARTICLE 5.
              VALUATION OF FUND AND ALLOCATION OF GAINS AND LOSSES



         5.1. VALUATION OF FUND. The Trustee shall value the Trust as of the last Valuation Date of each calendar quarter, and the Trustee shall report the value of the net worth of the Trust to the Committee in writing upon the completion of the valuation. In determining the net worth of the Trust, the Trustee shall value the assets at fair market value as of such Valuation Date and shall deduct from the Trust expenses, charges, and fees of the Trust unless such expenses, charges, and fees have been guaranteed or reimbursed by the Company.

         5.2. DAILY VALUATION. Participants' Accounts and Grandfathered Accounts shall be valued using a daily valuation method of accounting. Under the daily valuation method of accounting, all amounts held in the Trust are invested as a unit or in accordance with the provisions of certain other limited investment options as allowed by the Committee and the Trustee. As of each Valuation Date, the Trustee shall adjust each Investment Fund in the Participants' Accounts and Grandfathered Accounts (including a suspense account and any other accounts maintained for daily valuation accounting purposes) in the following manner (but not necessarily in the same order):

                  (a) Value at current fair market value the assets of the Trust.

                  (b) Adjust the Participants' Account Balances and Grandfathered Account Balances (including any suspense accounts) for any gain or loss since the last Valuation Date.

                  (c) Subtract all payments or distributions made from the Participants' Accounts and Grandfathered Accounts since the preceding Valuation Date, including any adjustments for fees and expenses of the trust charged to such accounts.

                  (d) Add the 401(k) Contributions, Matching and/or Nonelective Contributions, and Rollover Contributions made to the Trust since the last Valuation Date to the appropriate accounts. Add Discretionary Contributions when allocable to the appropriate accounts.

                  (e) Debit or credit, as applicable, the Investment Funds due to the Participant's change in investment election pursuant to Article 9.

         Notwithstanding the foregoing, if the Plan holds an asset that cannot be valued readily on a daily basis, the Committee and the Trustee may treat that asset separate and apart from the daily valuation accounting and may value that asset at such time or times as deemed necessary, but at least annually.

                                   ARTICLE 6.
                               PAYMENT OF BENEFITS

         6.1. DISTRIBUTION OF BENEFITS.

                  (a) If a Participant separates from service or becomes Totally and Permanently Disabled, the Participant's vested Account Balance shall be payable in cash and/or in Republic stock (pursuant to Section 6.6), in accordance with this article.

                  (b) If a Participant separates from service or becomes Totally and Permanently Disabled, the Participant's Grandfathered Account Balance shall be payable in accordance with Schedule C and Sections 6.4, 6.5, 6.8, 6.9 and 6.11. Certain Participants who were participants in a Prior Plan have grandfathered distribution options set out in Schedule C. The identity of the Participants and the amounts subject to those provisions shall be determined by the Committee and maintained by the Plan's recordkeeper. Such Participants have all of the options set out in Schedule C if they were formerly covered by a Grandfathered Prior Plan which had one or more of the Schedule C options and merged with this Plan, but only with respect to amounts (and gains and losses thereon) transferred to this Plan from the Grandfathered Prior Plan.

                  (c) A Participant will be treated as having incurred a separation from service and a distribution will be available under this article and Schedule C in the event of:

                           (i) the disposition of a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code
                                    Section 409(d)(2)) used in a trade or
                                    business if the Participant continues
                                    employment with the corporation acquiring the assets and the selling corporation continues to maintain the Plan after the disposition; or

                           (ii) the disposition by a corporation to an unrelated entity or individual of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the Participant continues employment with the subsidiary and the selling corporation continues to maintain the Plan.

         A distribution is not available under this paragraph if the purchaser maintains the seller's plan at any time after the disposition. A distribution made under this paragraph may not be made later than the end of the second year following the calendar year in which the disposition occurred except in unusual circumstances or in accordance with applicable regulations.

         6.2. AMOUNT AND TIME OF PAYMENT.

                  (a) When a Participant's vested Account Balance becomes payable, a distribution of the vested Account Balance, valued as of the Valuation Date preceding distribution, will be made to the Participant with the Participant's consent as soon as administratively practicable.

                  (b) If the Participant does not consent to a distribution, the Account Balance will remain invested under the Plan, subject to the Participant's right to direct the investment of the Account.

                  (c) If a Participant receives a distribution, any contributions credited to the Participant's Account subsequent to such distribution shall become distributable as of their allocation to the extent vested.

                  (d) Distribution of a Participant's vested Account Balance shall begin no later than sixty (60) days after the end of the Plan Year in which occurs the later of:

                           (i)      the Participant's attainment of age 65,

                           (ii) the tenth anniversary of the Participant's participation in the Plan, or

                           (iii) the Participant's termination of employment with the Company.

         6.3. METHOD OF PAYMENT. When a Participant's Account is distributable, a Participant has the right to elect in writing, on a form approved by and filed with the Committee, to have his or her vested Account Balance distributed in any of the following forms of payment:

                  (a)      a single lump sum payment; or

                  (b) monthly, quarterly or annual installments over a period not to exceed the Participant's life expectancy or the joint life expectancy of the Participant and his or her Surviving Spouse or other designated Beneficiary (made in accordance with Section 7.2). If the Participant designates a non-spouse Beneficiary, installment payments may be adjusted to comply with the incidental death benefit rule as determined under applicable Internal Revenue Service regulations and rulings.

         6.4. SMALL BENEFIT PAYMENTS. Notwithstanding Sections 6.2 and 6.3, if the total of the Participant's vested Account Balance and Grandfathered Account Balance is $5,000 or less, the Committee will pay the Participant or the designated Beneficiary (if the benefit payable is a death benefit) the value of the vested Account Balance or Grandfathered Account Balance in a lump sum payment as soon as administratively practicable, without the consent of the Participant (or Spouse, if applicable under Schedule C).

         6.5. MINIMUM DISTRIBUTION RULES.

                  (a) GENERAL RULE. A Participant must begin receiving minimum required distributions from the Plan in accordance with Code Section 401(a)(9) by April 1 of the calendar year following the later of the calendar year in which such Participant attains age seventy and one-half (70 1/2) or the calendar year in which the Participant retires.

                  (b) SPECIAL RULE APPLICABLE TO 5-PERCENT OWNER. A 5-percent owner of a Company, as that term is defined in Code Section

                           416, is required to begin receiving minimum required distributions under Code Section 401(a)(9) by April 1 of the calendar year following attainment of age 70 1/2 without regard to whether he or she has retired.

                  (c) SPECIAL RULE FOR PARTICIPANTS WHO ARE RECEIVING MINIMUM REQUIRED DISTRIBUTIONS. If a Participant (other than a 5- percent owner) is employed by a Company and began receiving a distribution required under Code Section 401(a)(9) before it was amended by the Small Business Job Protection Act of 1996, such Participant may elect to suspend distributions from the Plan by written notice to the Committee until the time distributions are required under the Plan.

                  (d) TRANSITION RULE. A Participant attaining age 70 1/2 during the 1998 Plan Year shall be permitted the option of receiving minimum distributions on the April 1st of the Plan Year following the year in which he or she attains age 70 1/2, or deferring the commencement of distributions by written notice to the Committee until the time distributions are required under the Plan.

         6.6. ELECTION OF STOCK DISTRIBUTION. Payments made from the portion of the Participant's Account Balance invested in Republic common stock shall be paid in cash, unless the Participant elects to receive shares of stock. No fractional shares of stock will be distributed. Any amount distributed in cash will be equal to the Participant's pro-rata share of the aggregate net proceeds of all sales of stock made by the Trustee to effect all distributions made during a period determined by the Committee.

         6.7. FORFEITURE OF NONVESTED PORTION OF ACCOUNT BALANCE. If a Participant is not 100% vested in his or her Account Balance and receives a distribution of the vested portion of the Account Balance in accordance with this article, the nonvested portion shall be immediately forfeited. If a Participant is not 100% vested in his or her Account Balance and the nonvested portion is not forfeited because no distribution has been made, it will be forfeited when the Participant incurs a five consecutive year Period of Severance. If the Participant is reemployed during that period, a forfeiture will not occur until the Participant incurs a five year Period of Severance. If a Participant terminates employment with no vested interest in his Account Balance, he shall be deemed to have received a distribution of his Account Balance and the nonvested portion will be immediately forfeited. In determining the amount to be forfeited pursuant to this provision, the Committee shall take into account any withdrawals made under Article 8. Forfeitures shall be used to reduce future Company contributions or for makeup contributions described in Section 3.3.

         6.8. ELECTION OF DIRECT ROLLOVER. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this article or Schedule C, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a Direct Rollover.

                  DEFINITIONS -

                  (a) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Code
                           Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c) DISTRIBUTEE. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a

                           Qualified Domestic Relations Order are distributees with regard to the interest of the Spouse or former Spouse.

                  (d) DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         6.9. QUALIFIED DOMESTIC RELATIONS ORDER PAYMENTS. A domestic relations order relating to benefits under this Plan shall be reviewed by the Committee in accordance with the Committee's QDRO procedures. The Committee may establish procedures for processing domestic relations orders and determining the qualified status of any such order in accordance with IRS guidance, rulings or regulations. If the order is a Qualified Domestic Relations Order received by this Plan, the Committee will authorize payment to the alternate payee pursuant to the terms of the Qualified Domestic Relations Order as soon as administratively practicable without regard to the time distribution would be made with respect to the affected Participant.

         6.10. NONFORFEITABILITY. Notwithstanding anything in the Plan to the contrary, a Participant's right to his or her vested Account Balance shall be nonforfeitable. In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vested percentage of each Participant in his or her Account Balance accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant who has completed at least three Years of Service may irrevocably elect, by giving notice to the Committee within 60 days of receiving notice of that amendment, to remain under the pre-amendment vesting schedule with respect to all benefits accrued both before and after the amendment.

         6.11. REEMPLOYMENT. If a former Participant who received a lump sum distribution from the Plan, a Prior Plan, or a Grandfathered Prior Plan upon termination of employment is reemployed, such Participant shall have the right to have the nonvested portion of his or her Account Balance that was forfeited restored upon repayment to the Plan of the full amount of the distribution. To receive a restoration of the forfeited amount, the repayment must be made before the Participant incurs five One-Year Periods of Severance. The restoration allocation will be in the amount of the forfeiture and will not be adjusted for gains or losses which occurred after the forfeiture arose.

                                   ARTICLE 7.
                                 DEATH BENEFITS



         7.1. DEATH BENEFITS.

                  (a) A Participant's vested Account Balance is payable upon his or her death prior to commencement of benefit payments to such Participant's Surviving Spouse, unless the Participant is either not married or has filed a Qualified Designation of Beneficiary (described in Section 7.2) with the Committee. If a Participant is not married or has filed a Qualified Designation of Beneficiary, his or her vested Account Balance is payable to the Participant's designated Beneficiary.

                  (b) A Participant's Grandfathered Account Balance is payable upon his or her death prior to commencement of benefit payments in accordance with Schedule C. Certain Participants who were Participants in a Grandfathered Prior Plan may have grandfathered distribution options set out in Schedule C. The identity of the Participants and the amounts subject to those provisions shall be determined by the Committee and maintained by the Plan's recordkeeper. Such Participants (and their beneficiaries) have all of the distribution options set out in Schedule C if they were formerly covered by a Grandfathered Prior Plan which had one or more of the Schedule C options and merged with this Plan, but only with respect to amounts (and gains and losses thereon) transferred to this Plan from the Grandfathered Prior Plan.

         7.2. DESIGNATION OF BENEFICIARY. If a Participant is not married, he or she may file a designation of Beneficiary with the Committee. The designated Beneficiary shall be entitled to receive any death benefit payable under the Plan in accordance with Section 7.1 and Schedule C. If a Participant is married at the time of his or her death, the Beneficiary of such deceased Participant will be the Participant's Surviving Spouse, unless the Participant has filed a Qualified Designation of Beneficiary with the Committee. A "Qualified Designation of Beneficiary" means a form provided by the Committee on which the Participant's Spouse consents in writing to the designation of a Beneficiary other than the Spouse. The written consent must be witnessed by either a Notary Public or an authorized representative of the Committee. A Spouse's consent is irrevocable when given. A

Qualified Designation of Beneficiary may be revoked at any time by the Participant and a new Qualified Designation of Beneficiary filed with the Committee. If the Surviving Spouse or designated Beneficiary predeceases the Participant and no contingent beneficiary is named, or if there is no valid designation of Beneficiary executed by a Participant, the death benefit payable under this section will be paid to the Participant's estate.

         7.3. TIME AND METHOD OF PAYMENT.

                  (a) DISTRIBUTIONS THAT BEGAN BEFORE DEATH. If the Participant dies after distribution of his or her vested Account Balance has begun, the remaining portion will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  (b) DISTRIBUTION BEGINNING AFTER DEATH. If the Participant dies before distribution of his or her vested Account Balance has begun, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                           (i) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                           (ii) if the designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                           If the Participant has not made an election pursuant to this section (b) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (c) For purposes of subsection (b) above, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of section (b), with the exception of paragraph (ii) therein, shall be applied as if the Surviving Spouse were the Participant.

                  (d) Death benefit distributions shall be made in accordance with Code Section 401(a)(9) and applicable IRS guidance, rulings and regulations.

                  (e)      Distributions shall be made in accordance with
                           Section 6.4 if the Participant's Account Balance is $5,000 or less.

                                   ARTICLE 8.
                     IN-SERVICE WITHDRAWALS BY PARTICIPANTS



         8.1. HARDSHIP DISTRIBUTIONS FROM 401(K) ACCOUNT. A Participant may request a distribution of his or her elective deferrals made to the 401(k) Account and/or Grandfathered 401(k) Account in the event of hardship. For purposes of this section, a distribution is made on account of hardship only if the distribution is made both on account of an immediate and heavy financial need of the Participant and is necessary to satisfy the financial need. This section is intended to comply with Internal Revenue Service regulation ss. 1.401(k)-1(d)(2) and will be interpreted and applied in accordance with that regulation.

                  (a) The following are the only financial needs considered immediate and heavy:

                           (i)      Expenses for medical care (described in
                                    Section 213(d) of the Code) previously
                                    incurred by the Participant, the
                                    Participant's Spouse, or any dependent of the Participant (as defined in Code Section
                                    152) or amounts necessary for these persons to obtain such medical care;

                           (ii) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                           (iii) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's Spouse, children or dependents (as defined in Code
                                    Section 152);

                           (iv) Payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

                           (v)      Any other financial need considered
                                    immediate and heavy under IRS regulations, rulings, notices or other documents of general applicability.

                  (b)      When a Participant takes a hardship distribution:

                           (i) He or she will be suspended from making 401(k) Contributions for twelve months following receipt of the hardship distribution; and

                           (ii) For the taxable year of the Participant following the taxable year of the hardship distribution, the Participant's 401(k) Contributions are limited to the applicable limit under Code Section 402(g) reduced by the Participant's 401(k) Contributions for the year the hardship distribution was taken.

                  (c) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

                           (i)      The Participant has obtained all
                                    distributions, other than hardship
                                    distributions, and all nontaxable loans
                                    currently available under all plans
                                    maintained by the Company;

                           (ii) The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

                  (d) Notwithstanding the foregoing, if the Participant has a Grandfathered 401(k) Account or elective deferrals in the 401(k) Account made under a Prior Plan, elective deferrals may be withdrawn under this section only if records identifying the elective deferrals were maintained under the Prior Plan or Grandfathered Prior Plan.

                  (e) Earnings on elective deferrals may be withdrawn if attributable to elective deferrals made for Plan Years which began prior to 1989, if records identify the earnings were maintained.

         8.2. WITHDRAWAL FROM ROLLOVER ACCOUNT. Upon written notice to the Committee, a Participant may withdraw his or her Rollover Account and/or Grandfathered Rollover Account.

         8.3. WITHDRAWALS AFTER AGE 59 1/2. Upon written notice to the Committee, a Participant who has attained age 59 1/2 may withdraw all or part of his or her Account and/or Grandfathered Account.

         8.4. WITHDRAWALS FROM AFTER-TAX ACCOUNT. Upon written notice to the Committee, a Participant may elect to withdraw his or her After-Tax Account and/or Grandfathered After-Tax Account.

         8.5. WITHDRAWALS FROM EMPLOYER ACCOUNT. With respect to a Participant with a Grandfathered Employer Account, such Participant, upon written notice to the Committee, may elect, with spousal consent given in accordance with Schedule C, to withdraw such account, provided such Participant has a total of at least five years of employment with Republic, its Affiliates and any Predecessor Company.

         8.6. LIMITATIONS ON WITHDRAWALS.

                  (a) No distribution will be made under this article which will result in a distribution amount of less than $500 or the total amount available for withdrawals, if less. This limitation is applicable to each account and is not an aggregate limitation.

                  (b) In the case of a partial withdrawal made by a Participant having an interest in more than one Investment Fund, the amount withdrawn from each Investment Fund shall be in the same proportion as the value of his interest in each such Investment Fund immediately preceding such withdrawal bears to the total value of the account from which the withdrawal is made.

         8.7. SPOUSAL CONSENT. A Participant who requests a withdrawal from any account subject to Schedule C must obtain the consent of his or her Spouse, if married, to any withdrawal requested under this article on such form and with such notice as the Committee requires in accordance with Code Sections 401(a)(11) and 417.

         8.8. AUTOMATED WITHDRAWALS. The written notice for a withdrawal is not required in the event a withdrawal is processed through an automated voice response unit or similar automated method provided by the Plan's recordkeeper in accordance with the recordkeeper's procedures.

                                   ARTICLE 9.
                           INVESTMENT OF TRUST ASSETS


         9.1. PARTICIPANT DIRECTED INVESTMENTS.

                  (a) Each Participant has the right to direct the investment of all accounts maintained for a Participant under this Plan except the Matching Account. A Participant's investment direction is limited to the Investment Funds selected by the Committee.

                  (b) One of the Investment Funds is designed to invest primarily in Republic common stock. The Committee may set limits on the percentage of a Participant's Account (other than the Matching Account) that may be invested in Republic stock.

                  (c) A Participant's investment direction shall be made in accordance with the procedures established by the Committee and/or the Trustee governing the manner and method in which such direction may occur. The Participant may change his or her investment selections at such times as are permitted by the Trustee and the Committee in accordance with the procedures and rules established by the Trustee and the Committee. A Participant has the right to have all or part of the Account Balance and Grandfathered Account Balance (except for the Matching Account) transferred between Investment Funds under rules established by the Committee and/or the Trustee.

         9.2. INVESTMENT OF MATCHING ACCOUNT.

                  (a) A Participant's Matching Account shall be invested in a fund designed to invest primarily in Republic common stock. A Participant has no investment discretion with respect to that account except as set forth in subsection (b) below.

                  (b) A Participant who has attained age 55 and completed three Years of Service may direct all of a portion of the investment of his or her Matching Account in accordance with the direction applicable to all other assets in his or her Account.

         9.3. VOTING RIGHTS. Voting rights with respect to stock or other securities in the respective Funds, may be exercised by the Trustee or by such proxy as the Trustee may elect, except for voting rights with respect to shares of Republic common stock (including fractional shares) held by the Trustee which are held in the Account of any Participant, which shall be exercised by the Trustee at meetings of Republic's stockholders in accordance with the instructions of each Participant.

         For purposes of exercising the Participant's rights under this section, Republic shall notify each Participant of each annual or special meeting of the shareholders of Republic and of any other occasion for the exercise of voting or other rights by such shareholders in the same manner as any other shareholder of the stock. The notification shall include a copy of any proxy solicitation material and any other information which Republic distributes to shareholders regarding the exercise of voting or other rights, together with a form requesting instructions to the Trustee as to how the Participant's rights are to be exercised. Republic shall tabulate and certify to the Trustee the instructions received, and the Trustee shall vote or otherwise exercise rights with respect to shares as instructed. In so doing, the Trustee shall accumulate fractional share votes covered by such instruction for or against any proposed action and shall disregard any remaining fractional share.

         All shares of Republic common stock held in a Participant's Account for which instructions shall not have been timely received by the Trustee shall be voted by the Trustee in the same manner and in the same proportions as are voted for shares of Republic common stock for which instructions shall have been so received.

                                                      SECTION 9.3 AMENDED 2/3/99

                                   ARTICLE 10.
                               PLAN ADMINISTRATION



         10.1. ESTABLISHMENT OF THE EMPLOYEE BENEFITS COMMITTEE. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Employee Benefits Committee. The Committee is the plan administrator (within the meaning of Section 3 of the Act and Code
Section 414(g)) with such authority, responsibilities and obligations as the Act and the Code grant to and impose upon persons so designated. For purposes of the Act, the Committee shall be a "named fiduciary" under the Plan. If no Committee is appointed by the Board of Directors of Republic (or the Executive Committee of Republic with authority from the Board of Directors), Republic shall be the plan administrator and named fiduciary of the Plan and shall have all the rights, duties and powers of the Committee set forth in this Article.

         Any member of the Committee may resign by delivering his or her written resignation to the secretary of the Committee. Such resignation shall be effective thirty (30) days after the date the notice is received, or on an earlier date designated by majority vote of the Committee's remaining members.

         No member of the Committee who is also an Employee receiving regular compensation as such shall receive any compensation for his or her services as a member of the Committee. No bond or other security shall be required of any member of the Committee in any jurisdiction. No member of the Committee shall, in such capacity, act or participate in any action directly affecting his or her own benefits under the Plan other than an action which affects the benefits of Participants generally or group of Participants.

         10.2. POWERS OF THE ADMINISTRATIVE COMMITTEE. The powers of the Committee include, but are not limited to, the following:

                  (a) determining the times and places for holding meetings of the Committee and the notice to be given of such meetings;

                  (b) employing such agents and assistants, such counsel (who may be counsel to the Company), and such clerical, medical, accounting, actuarial and investment services or advisers as the Committee may require in carrying out the provisions of the Plan;

                                SECTION 10.1 AND 10.2 AMENDED EFFECTIVE 11/20/98

                  (c) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument, on behalf of the Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the trustee of the Plan shall be signed by at least two members of the Committee;

                  (d) in its discretion, establishing one or more subcommittees as it deems appropriate, and delegating any power or duty granted to the Committee to any such subcommittee;

                  (e) appointing and removing the trustee of the Plan pursuant to the terms of the trust agreement;

                  (f) receiving and reviewing reports from the trustee of the Plan as to the financial condition of the trust, including its receipts and disbursements;

                  (g) executing and filing with the appropriate governmental agencies such registration and other statements, forms, applications, notifications, and other documents or information as the Committee may from time to time deem necessary or appropriate in connection with the Plan;

                  (h) executing the adoption, amendment or restatement of the Plan by any company or other entity affiliated with the Company;

                  (i) amending the Plan to the extent it is authorized to do so by the Board on the terms of the Plan; and

                  (j) directing the Trustee, or appointing one or more investment managers to direct the Trustee, subject to the conditions set forth in the trust agreement and in this article, in all matters concerning the investment of the Trust;

         10.3. DUTIES AND AUTHORITY OF THE EMPLOYEE BENEFITS COMMITTEE.

                  (a) The Committee shall have the general responsibility for administering the Plan and carrying out its provisions. Subject to the limitations of the Plan, the Committee from time to time

                                         SECTION 10.3 AMENDED EFFECTIVE 11/20/98
                           shall establish rules for the administration of the Plan and the transaction of its business and shall promulgate such rules as may be necessary to effectuate the Plan's funding and investment policy. The Committee, in its sole discretion, shall determine all matters of administration and interpretation and the amounts of and rights to benefits payable under the Plan. Provided however, to the extent the Committee delegates its discretion to determine matters of administration, interpretation and amounts of and rights to benefits payable under the Plan to a subcommittee such subcommittee shall have the sole discretion to make such determinations.

                  (b) It shall be the duty of the Committee to notify the Trustee in writing of the amount of any benefit which shall be due to any Participant and in what form and when such benefit is to be paid.

                  (c) The Committee may at any time or from time to time with respect to the Plan require the Trustee, by a written direction to purchase one or more annuities, in specific amounts, in the names of Participants, their Spouses, their contingent annuitants, and/or their beneficiaries from an insurance company designated by the Committee.

                  (d) The responsibility for the formulation of the general investment practices and policies of the Plan and its related Trust and for effectuating such practices and policies is placed with the Committee.

         10.4. ACTIONS BY THE COMMITTEE OR A SUBCOMMITTEE. The majority of the members of the Committee, but no fewer than two, or a subcommittee established pursuant to Section 10.2(d) (a "subcommittee") shall constitute a quorum for the transaction of business at any meeting. Resolutions or other actions made or taken by the Committee or subcommittee shall require the affirmative vote of a majority of the members of the Committee or subcommittee attending a meeting, or by a majority of members in office by writing without a meeting.

         10.5. ACTION TAKEN IN GOOD FAITH. To the extent permitted by the Act, the members of the Committee and Republic and the Companies and their respective officers and directors shall be entitled to rely upon all tables, valuations, certificates, and reports furnished

                                         SECTION 10.4 AMENDED EFFECTIVE 11/20/98
by the recordkeeper, upon all certificates and reports made by any accountant or by the Trustee, upon all opinions given by any legal counsel selected or approved by the Committee, and upon all opinions given by any investment adviser selected or approved by the Committee, and the members of the Committee, the Companies and their respective officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such tables, valuations, certificates, reports, opinions or other advice of any recordkeeper, accountant, Trustee, investment adviser, legal counsel or other professional advisor, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and Employees.

         10.6. INDEMNIFICATION. To the extent not contrary to the Act or applicable state law, Republic shall indemnify the Committee and its members and any other director, officer or employee of a Company who is designated to carry out any responsibilities under the Plan for any liability, joint and/or several, arising out of or connected with their duties hereunder to the fullest extent permitted by law.

         10.7. BENEFIT APPLICATION AND CLAIMS PROCEDURE.

                  (a) A Participant or Beneficiary shall apply for benefits by filing with the Committee a signed, written request specifically identifying the benefits requested and describing all facts and circumstances entitling him or her to payment. A written request is not required if distribution is processed through an automated voice response unit or similar automated method provided by the Plan's recordkeeper in accordance with the recordkeeper's procedures.

                  (b) Within ninety days after receipt of such an application, the Committee shall notify the applicant of its decision. If special circumstances require an extension of time, the Committee shall notify the applicant of such circumstances within ninety days after receipt of the application, and the Committee shall there after notify the applicant of its decision within 180 days after receipt of the application. If the application is denied in whole or in part, the Committee's notice of denial shall be in writing and shall state:

                           (i) the specific reasons for denial with specific reference to pertinent Plan provisions upon which the denial was based;

                           (ii) a description of any additional materials or information necessary for the applicant to perfect his or her claim and an explanation of why the materials or information are necessary; and

                           (iii) an explanation of the Plan's claim review procedure.

                  (c) During the sixty-day period following an applicant's receipt of a notice of denial of his or her application for benefits, the applicant or his or her duly authorized representative may review pertinent documents and within sixty (60) days submit a written request to the Committee for an appeal of the denial. An applicant requesting an appeal, or his or her duly authorized representative, may submit issues and comments in writing to the Committee. The Committee shall consider the merits of the applicant's presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Committee shall deem relevant; and shall render a decision as to the merit of the appeal and the claim. Within sixty (60) days after receipt of the request for appeal, the Committee shall issue a written decision to the applicant. If special circumstances require an extension of time, the Committee shall issue a written decision no later than 120 days after receipt of the request for appeal. The Committee's decision shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and contain specific references to the pertinent Plan provisions upon which the decision is based.

                  (d) If the Committee fails to respond to the claim or appeal within the times described above, the claim or appeal, whichever is applicable, is deemed denied.

         10.8. RESPONSIBILITIES OF NAMED FIDUCIARIES OTHER THAN THE COMMITTEE. The Trustee shall have such responsibilities with respect to the operation of the Plan as are set forth in the trust agreement. Any investment adviser which the Committee may employ shall have the responsibility to direct the Trustee in investing and reinvesting the Trust (or that portion thereof specified by the Committee in the instrument appointing such adviser) and to report the book value and fair market value of each asset in the Trust (or such portion thereof) to the Committee periodically, as such responsibilities may be more fully described in the trust agreement.

         10.9. ALLOCATION OF RESPONSIBILITIES. The description of the responsibilities and powers of the Committee and the description of the responsibilities of the Trustee contained in the foregoing provisions of this article shall constitute, for purposes of the Act, procedures for allocating responsibilities operation and administration of the Plan among the named fiduciaries.

         10.10. DESIGNATION OF PERSONS TO CARRY OUT RESPONSIBILITIES OF NAMED FIDUCIARIES. The Committee, the Trustee and any investment adviser which the Committee may employ may, except as to responsibilities involving management and control of assets held in the Trust, designate one or more other persons to carry out any or all of their respective responsibilities under the Plan, provided that such designation shall be made in writing, filed with the Plan's records and made available for inspection upon request by any Participant or Beneficiary under the Plan.

         10.11. PAYMENT OF EXPENSES. All expenses that shall arise in connection with the administration of this Plan and the trust agreement, including, but not limited to, the compensation of the Trustee and of any recordkeeper, accountant, counsel, investment adviser, other expert or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid from the Trust unless paid by the Company or Republic; provided, however, that no person who is employed by any Company shall receive any compensation from the Plan except for reimbursement of expenses properly and actually incurred.

                                   ARTICLE 11.
                     PLAN ADOPTION, AMENDMENT OR TERMINATION



         11.1. ADOPTION OF PLAN BY AFFILIATES. Any Affiliate of Republic, if the corporation, business entity or Affiliate is authorized to do so by the Committee, may become a Participating Affiliate and may be included in this Plan. Such inclusion shall not require action by the Affiliate's Board of Directors (or other governing body) or by an officer of the Affiliate. The Companies listed in Schedule A are covered by this Plan, although inclusion in the Schedule is not necessary for a Company's employees to be covered by the Plan.

         11.2. DISASSOCIATION OF PARTICIPATING COMPANY. The participation in the Plan of a Participating Company shall cease at such time as the Committee may determine, without the consent, authorization, or corporate action of such Company. Participation in this Plan shall cease automatically upon the sale or other disposition of a Participating Company, without regard to the form of the sale.

         11.3. AMENDMENT OF PLAN.

                  (a) Republic reserves the right to terminate the Plan or to modify, alter or amend the Plan from time to time to any extent that it may, in its sole and complete discretion, deem advisable, including, but without limiting the generality of the foregoing, any amendment deemed necessary to qualify or to ensure the continued qualification of the Plan under the Code. The foregoing right shall be exercised only by action of Republic's Board of Directors or other entity authorized to act for Republic or by action of an officer of Republic with later ratification by Republic's Board.

                  (b) Notwithstanding subsection (a), the Committee, by a written instrument, duly executed by a majority of its members, may make, on behalf of Republic's Board of Directors,

                           (i) any amendment which may be necessary or desirable to ensure the continued qualification of the Plan and its related Trust under the Code or which may be necessary to comply with the requirements of the Act, or any regulations or interpretations issued by the Department

                                    Labor or the Internal Revenue Service with respect to the requirements of the Act or the Code,

                           (ii) any amendment which is required by the provisions of a collective bargaining agreement between a Company and its employees, and

                           (iii) any other amendment which will not involve an estimated annual cost under the Plan (determined at the time of the amendment in a manner consistent with the requirements of the Act) in excess of $5,000,000. No such amendment shall increase the duties or responsibilities of the Trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust to purposes other than for the exclusive benefit of Participants and others having an interest in the Plan, prior to the satisfaction of all liabilities with respect to them.

         11.4. FORM OF AMENDMENTS. Any amendment to the provisions of this instrument shall be evidenced by (1) the substitution of the page of this instrument by one with a new date setting forth the amendment and (2) a proper recording of the same on the Register of Amendments which is made a part of this instrument.

         11.5. MERGER. In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to any other plan qualified under Code Section 401, the terms of such merger, consolidation or transfer shall be such that each Participant in the Plan would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which such Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

         11.6. ACCEPTANCE OF TRANSFERRED ASSETS. In the event of a merger into this Plan of any other plan qualified under Section 401(a) of the Internal Revenue Code, the Trustee may accept amounts transferred on behalf of a Participant from such other plan, provided that the Trustee is authorized to do so by Republic.

         11.7. PLAN TO PLAN TRANSFERS. Notwithstanding any other provisions of this Plan, in the event a Participating Company or a division of Republic or of a Participating

                                 SECTIONS 11.6 AND 11.7 AMENDED EFFECTIVE 2/3/99

Company ceases to participate under this Plan (ex-Participating Company) and establishes a successor to this Plan for its Participants and the Plan Administrator directs a plan to plan transfer, the Trustee at the direction of the Plan Administrator, shall transfer all Accounts which such Participants are entitled to under this Plan to another plan forming a part of a pension, profit sharing or stock bonus plan maintained by such Participant's ex-Participating Company and which meets the requirements of Internal Revenue Code Section 401(a), provided that the plan to which such transfers are made permits the transfer to be made. All transfers to another qualified plan of an ex-Participating Company shall be made in cash. In accordance with procedures established by the Plan Administrator, in the Plan Administrator's sole discretion, during the time period when Investment Funds are being liquidated to effectuate the plan to plan transfer, no investment direction changes may be made. No such transfer shall decrease the accrued benefit of any Participant or otherwise deprive a Participant of any rights that are protected by Section 411(d)(6) of the Internal Revenue Code.

             11.8. PLAN TO PLAN TRANSFER TO REPUBLIC SERVICES 401(K) PLAN. As a result of corporate restructuring, Republic Services, Inc. (RSG) and its Affiliates will cease to be part of the Company controlled group. Effective April 1, 1999, employees of RSG and its Affiliates will cease to participate under this Plan and will participate in the Republic Services 401(k) Plan. All Account balances of Plan Participants who are employees of RSG and its Affiliates will be transferred by direct plan to plan transfer to the Republic Services 401(k) Plan pursuant to the Amended and Restated Employee Benefits Agreement of February 1999. Notwithstanding the provisions in Section 11.7, the plan to plan transfer of the said Account balances to the Republic Services 401(k) Plan shall be made in kind rather than in cash.

                                         SECTION 11.8 AMENDED EFFECTIVE 2/3/99

                                   ARTICLE 12.
                           TRUST FUND AND THE TRUSTEE

         12.1. TRUST AND TRUSTEE. A Trust has been created and will be maintained for the purpose of the Plan, and the corpus thereof will be invested in accordance with the terms of the Plan and Trust. The Committee shall select a Trustee to hold and invest the Trust in accordance with the terms of a trust agreement and/or other contract. A Trustee shall be an individual, a bank or trust company incorporated under the laws of the United States or of any state and qualified to operate as a trustee or shall be a legal reserve life insurance company or a combination of such entities. The Committee may, from time to time, change the Trustee then serving under the trust agreement and/or other contract to another Trustee, to elect to terminate the Trust and/or other contract and hold the Plan assets in any other method acceptable under Act.

         12.2. ASSETS OF THE TRUST. All contributions under this Plan shall be paid to the Trustee and held in Trust. The Trust shall be used for the exclusive benefit of Participants and their Beneficiaries and shall be used to pay benefits to such persons and to pay administrative expenses of the Plan and Trust to the extent such administrative expenses are not paid by the Company. Assets of the Trust shall never revert or inure to the benefit of the Company, except that contributions may be returned to the Company as provided in Sections
3.7 and 3.8. Contributions shall be made in cash; however, Matching Contributions, Qualified Matching Contributions and Discretionary Contributions may be made in Republic stock.

                                   ARTICLE 13.
                                  MISCELLANEOUS



         13.1. LIMITATION OF ASSIGNMENT. No benefit payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge a benefit shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this section shall not apply to a Qualified Domestic Relations Order, and benefits may be paid pursuant to the provisions of such an order.

         13.2. LEGALLY INCOMPETENT DISTRIBUTEE. Whenever any benefit payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Committee need not require the appointment of a guardian or custodian, but is authorized, in its sole discretion, to cause the benefit (a) to be paid to the person having custody of such minor or incompetent, without intervention of a guardian or custodian, (b) to pay the benefit to a legal guardian or custodian of such minor or incompetent if one has been appointed, or (c) to use the payment for the benefit of the minor or incompetent.

         13.3. UNCLAIMED PAYMENTS. If the Committee is unable, after reasonable and diligent effort, to locate a Participant, Spouse, or Beneficiary who is entitled to payment under the Plan, the payment due such person may be forfeited after three years. If such person later files a claim for such benefit, and is determined by the Committee to have a legal right to the benefit, the benefit shall be reinstated (without gain or earnings). Unless required by law, in no event shall benefits be paid retroactively for the period during which such benefits were payable, but unclaimed.

         13.4. NOTIFICATION OF ADDRESSES. As a condition of participation in this Plan, Participants are required to provide a current address and other information requested for the administration of the Plan. Each Participant and Beneficiary shall from time to time file with the Committee in writing his or her address or any change of address. Any communication, statement, or notice mailed to the last address filed with the Committee, or if no such address was filed with the Committee, to the last address shown on the Company's records, will be binding on the Participant or Beneficiary for all purposes, and neither the Committee nor the Company shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary.

         13.5. NOTICE OF PROCEEDINGS AND EFFECT OF JUDGMENT. In any application, proceeding or action in any court, no Participant or other person having any interest in the Plan shall be entitled to any notice or service of process except as required by law. Any judgment or decree entered on account of such application, proceeding or action shall be binding and conclusive upon all persons claiming under this Plan.

         13.6. SEVERABILITY. If any provisions of this Plan are held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal and invalid provisions were not included.

         13.7. PROHIBITION AGAINST DIVERSION. At no time shall any part of the assets of the Plan revert to a Company or be used for or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions and excess assets on plan termination.

         13.8. LIMITATION OF RIGHTS. Participation in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan by a Company shall not be construed to give any Employee a right to continue in the employ of a Company or to interfere with the right of a Company to terminate the employment of the Employee at any time.

         13.9. CONTROLLING LAW. The laws of the State of Delaware shall be the controlling state law in all matters relating to the Plan and shall apply to the extent not preempted by the laws of the United States of America.

         13.10. ERRORS IN PAYMENT. If any error shall result in the payment to a Participant or other person of more or less than he/she would have received but for such error, the Committee shall be authorized to correct such error and to adjust the payments to the extent possible in such manner as the Committee determines or, in its discretion, seek restitution from the Participant, former Participant or other person, provided, however, that the Committee need not seek restitution, if the Committee determines that doing so would not be cost effective or is otherwise contraindicated.

         13.11. USERRA AND CODE SECTION 414(u) COMPLIANCE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, service credit and other rights under the Plan of a Participant with respect to qualified military service will be provided in accordance with Code Section 414(u).

         13.12. LOANS FROM PRIOR PLANS. The Committee will administer loans transferred from a Prior Plan or Grandfathered Prior Plan in accordance with the terms of such loans and in accordance with Code Section 72(p). The Committee shall develop a loan policy and procedure to administer the loans. No new loans are available under the Plan.

         13.13. HEADINGS AND USE OF WORDS. Headings are for convenience in referencing only and are not to be used in interpretation of the Plan. The use of a masculine term shall include the feminine where applicable. Whenever the context of the Plan dictates, the plural shall be read as the singular and the singular shall be read as the plural.

                                   ARTICLE 14.
                              TOP-HEAVY PROVISIONS



         14.1. APPLICABILITY OF THIS ARTICLE. This Article shall apply for any Plan Year in which the Plan is a Top-Heavy Plan within the meaning of Sections
14.2 and 14.4.

         14.2. TOP-HEAVY AND SUPER TOP-HEAVY DETERMINATION.

                  (a) The Plan shall be a Top-Heavy Plan for a Plan Year if, as of the Determination Date, the aggregate of the Account Balances under the Plan for Key Employees exceeds 60 percent of the aggregate of the Account Balances under the Plan for all Employees.

                  (b) The Plan shall be a Super Top-Heavy Plan if, as of the Determination Date, the aggregate of the Account Balances under the Plan for Key Employees exceeds 90 percent of the aggregate of the Account Balances under the Plan for all Employees.

         14.3. COMPUTATION OF THE AGGREGATE OF THE ACCOUNT BALANCES.

                  (a) The Account Balance of an Employee shall be the sum of (i) the Account Balance as of the most recent Valuation Date occurring within a twelve (12) month period ending on the Determination Date and (ii) the amount of any contributions that would be allocated as of a date not later than the Determination Date without regard to whether such amount is subject to a waiver of the minimum funding standards or is in violation of such standards or actually contributed or, in the case of a Plan not subject to the minimum funding standards, the amount of any contributions actually made after the Valuation Date, but before the Determination Date.

                  (b) If an Employee is a Key Employee on a Determination Date, the total amount of the Employee's Account Balance is taken into account in determining the aggregate of Account Balances (including amounts attributable to service as a Non-Key Employee). If any individual is a Non-Key Employee with respect to the Plan for a Plan Year, but such individual was a Key Employee for any prior Plan Year, the Account Balance of such individual shall not be taken into account.

                  (c) If an Employee has not performed any service for the Company or an Affiliate at any time during the five-year period ending on the Determination Date, any accrued benefit and Account Balance of such Employee shall not be taken into account.

                  (d)      (i)      In the case of an unrelated rollover, the
                                    plan making the distribution counts it in determining top-heaviness, and the plan receiving the distribution does not count it in determining top-heaviness if the rollover was received after December 31, 1983, but does count it if received before that date.
                                    An unrelated rollover is a rollover or
                                    plan-to-plan transfer both initiated by the Employee and made from a plan maintained by one company to a plan maintained by another company.

                           (ii) In the case of a related rollover, the plan making the distribution does not count the distribution in determining top-heaviness and the plan receiving the distribution counts the rollover in determining top-heaviness. A related rollover is a rollover or a plan-to- plan transfer either not initiated by the Employee or made to a plan maintained by the same company.

                           (iii) For purposes of determining whether the company is the same company, all companies aggregated under Code Section 414(b), (c) or
                                    (m) are treated as the same company.

                  (e) Distributions (other than those described in (d) above) made within the Plan Year that includes the Determination Date or within the four preceding Plan Years are added to the aggregate of Account Balances.

         14.4. REQUIRED AGGREGATION OF PLANS.

                  (a) Each plan of a company required to be included in an aggregation group shall be treated as a Top-Heavy Plan if the required aggregation group is a top-heavy group. The required aggregation group includes:

                           (i) each plan of the company (within the meaning of Code Section 414(b), (c) and (m)) in which a Key Employee participates in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and

                           (ii) each other plan of the company which enables any plan described in (i) above to meet the requirements of Code Section 401(a)(4) or Code Section 410.

                  (b) A required aggregation group is a top-heavy group if, as of each Plan's Determination Date, the sum of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group and (ii) the aggregate of the Account Balances of Key Employees under all defined contribution plans included in the group exceeds 60 percent of a similar sum determined for all Employees. When aggregating plans, the value of accrued benefits and Account Balances shall be calculated by adding together the results of each plan as of the Determination Dates that fall within the same calendar year. In performing this computation the principles of Section 14.3 shall be applied.

                  (c) Each plan in the required aggregation group will be a Top- Heavy Plan if the group is top-heavy. No plan in the required aggregation group will be a Top-Heavy Plan if the group is not top-heavy.

         14.5. PERMISSIVE AGGREGATION OF PLANS. A permissive aggregation group consists of plans of the Company that are required to be aggregated, plus one or more plans that are not part of the required aggregation group, but that satisfy the requirements of Code Sections 401(a)(4) and 410 when considered as a group. In no event will permissively aggregated plans which are not part of the required aggregation group be considered top-heavy. If, as a result of the permissive aggregation of plans the entire group of plans is not top-heavy, then no plan in the permissive aggregation group will be a Top-Heavy Plan. Plans may be permissively aggregated to avoid being super top-heavy.

         14.6. SPECIAL RULES OF TOP-HEAVY PLANS AND SUPER TOP-HEAVY PLANS.

                  (a) If the Plan is a Top-Heavy Plan, then the following changes shall be made to the Plan as otherwise written:

                           (i) The vested percentage of a Participant may be redetermined according to the following schedule:

                                        YEARS OF SERVICE       VESTED PERCENTAGE

                                               2                      20
                                               3                      40
                                               4                      60
                                               5                      80
                                               6                     100

                                    Once applicable, such vesting schedule shall be in effect without regard to whether the Plan is top-heavy for a Plan Year.

                           (ii) The allocation of Company contributions and forfeitures to the account of a Non-Key Employee for a Plan Year shall equal at least three (3%) percent of Compensation. Notwithstanding the foregoing, if the largest percentage of compensation provided for any Key Employee is less than three (3%) percent, then the minimum percentage of compensation that must be provided for a Non-Key Employee for a Plan Year is the largest percentage of compensation provided for any Key Employee. The preceding sentence does not apply if this Plan is included in any required aggregation group and enables a defined benefit plan included in such group to meet the requirements of Code Section 401(a)(4) or Section 410. For purposes of determining the largest percentage of compensation provided for any Key Employee, amounts contributed as a result of a salary reduction agreement must be included. All defined contribution plans of the Company and Affiliates shall be treated as a single plan for purposes of determining the defined contribution minimum. Neither amounts the Employee elects to defer under any 401(k) plan maintained by the Company nor any Matching Contributions made by the Company and Affiliates shall be treated as Company contributions for purposes of determining minimum required contributions.

                                    The following Non-Key Employees shall
                                    receive the minimum allocation provided
                                    under this subparagraph (2) for a particular
                                    Plan Year:

                                    (1)      Participants who are otherwise
                                             eligible for an allocation under
                                             the Plan;

                                    (2)      Employees who are Participants but
                                             who have not completed 1,000 Hours
                                             of Service during the Plan Year;

                                    (3)      Employees who would be Participants
                                             but for the failure to make
                                             mandatory contributions to the
                                             Plan; or

                                    (4)      Employees who are Participants but
                                             whose compensation is less than the
                                             amount necessary to receive an
                                             allocation under the Plan: however,

                                    (5)      Employees who are also Participants
                                             in a defined benefit plan sponsored
                                             by the Company shall receive the
                                             minimum benefit under the defined
                                             benefit plan.

                           (iii) The compensation of a Participant taken into account under the Plan shall not exceed $160,000, subject to applicable cost of living increases.

                  (b) If the Plan is a Top-Heavy Plan then, in applying the limitations of Code Section 415, the denominators of the defined benefit fraction and the defined contribution fraction shall be determined by substituting 1.0 for 1.25 as the multiplier for the Code Section 415 dollar limitation. If the Plan is not a Super Top-Heavy Plan, this Subsection (b) shall not apply so long as the minimum benefits required under Code Section 416 are satisfied.

         14.7. SPECIAL DEFINITIONS. For purposes of this article, the following definitions shall apply:

                  (a) DETERMINATION DATE. With respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of the Plan, the Determination Date shall be the last day or such Plan Year.

                  (b) KEY EMPLOYEE. Any Employee or former Employee who at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years, is or was

                           (i) An officer of the Company having an annual compensation from the Company greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for any such Plan Year,

                           (ii) One of the ten Employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning under Code Section 318) the largest interests in the Company,

                           (iii) The owner of a five percent or more interest in the Company, or

                           (iv) The owner of a one percent or more interest in the Company who has annual compensation (as defined in Code Section 415(c)(3) but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code 125, 402(a)(8), 402(h) or 403(b)) from the Company for a Plan Year of more than $160,000, subject to applicable cost of living increases.

                                    For purposes of clause (i) the number of officers of the Company considered to be Key Employees cannot exceed fifty and is further limited to the greater of three or ten percent of all Employees (including leased employees within the meaning of Code Section 414(n)). If a Company has more officers than the number required to be counted as Key Employees, the officers to be taken into account are the Employees who had the largest annual compensation for the prior five Plan Year period. For purposes of clause (ii), if two employees have the same interest in the Company, the Employee having the greater annual compensation from the Company shall be treated as having a larger interest. The Beneficiary of a Key Employee shall be treated as a Key Employee for the applicable portion of the five-year period, and the Beneficiary of a Non-Key Employee shall be treated as a Non-Key Employee for the applicable portion of the five-year period. For purposes of applying the foregoing limitations, the aggregation rules of Code Section 414(b), (c) and (m) apply except with respect to determining ownership. For purposes of determining ownership under clauses (iii) and (iv) an Employee shall be considered as owning an interest in the Company within the meaning of Code Section 318.

                  (c)      NON-KEY EMPLOYEE. Any Employee who is not a Key
                           Employee.

                  (d) ACCOUNT BALANCE. A Participant's Account Balance and Grandfathered Account Balance.

         IN WITNESS WHEREOF, the Republic Rewards 401(k) Plan is executed this 30th day of June, 1998.



                                      REPUBLIC INDUSTRIES, INC.

                                      By: ITS EXECUTIVE COMMITTEE

                                     /s/ Harris W. Hudson
                                     -----------------------------------------

                                     /s/ H. Wayne Huizenga
                                     -----------------------------------------

                                     /s/ Steve R. Berrard
                                     -----------------------------------------

                          REPUBLIC REWARDS 401(k) PLAN

                                   SCHEDULE A
                            PARTICIPATING COMPANIES

  THE FOLLOWING COMPANIES ARE PARTICIPATING AFFILIATES IN THE REPUBLIC REWARDS
                       401(k) PLAN AS OF JANUARY 1, 1998


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
73-1105145            REPUBLIC INDUSTRIES, INC. INCLUDING THE FOLLOWING SUBSIDIARIES,               9002
                      AND/OR AFFILIATES:
65-0734393            ROA Corporation                                                               5008
65-0629697            Republic Corporate Management, Co.                                            9001
52-2007719            RRM Corporation                                                               9003
                      Republic Corporate Management, payroll                                        9004
51-0345375            Republic Finance  (RCCI)                                                      9005
51-0345295            Republic Industries Trademark Company (RITM, Inc.)                            9006
65-0716902            Republic Resources Company                                                    9007
65-0575748            Bontona Aviation                                                              9015
65-0716904            Republic Waste Companies Holding Co.                                          9012
                      Republic Services, Inc.                                                       9008
65-0789583            Real Estate Holdings, Inc.
65-0768398            Republic Environmental Technologies, Inc.
65-0716898            Republic Media Companies Holding Co.
65-0740589            Republic Resources I, Inc.
65-0740558            Republic Resources II, Inc.
65-0782124            Republic Risk Management Services, Inc
65-0780481            Republic Security Companies Holding Co.
58-2147765            Republic Waste Management I, LP

                      ALAMO RENT-A-CAR, INC. INCLUDING THE FOLLOWING SUBSIDIARIES, AFFILIATES
                      AND/OR PREDECESSOR COMPANIES:
59-1465528            Alamo Rent-A-Car, Inc.                                                        1006
13-3775750            Alamo Funding, L.P.                                                           1003
65-0579364            Territory Blue, Inc.                                                          1013
65-0163142            Tower Advertising Group, Inc.                                                 1014
59-1694750            Green Corn, Inc.                                                              1018
59-0641430            Value Rent A Car                                                              1250



EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
                      CARTEMPS, USA INCLUDING THE FOLLOWING SUBSIDIARIES,
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
34-1614162            CarTemps, USA (fka Spirit Rent-A-Car, Inc.)                                   1200
34-1387184            Snappy Rent-A-Car, Inc.                                                       1300
73-1481995            Snappy Funding Corporation                                                    1301
                      Snappy Fleet Financing Corp.                                                  1302
73-1481996            Snappy Funding LP.                                                            1303

65-0608572            AUTONATION USA CORPORATION INCLUDING THE FOLLOWING SUBSIDIARIES,              2016
                      AFFILIATES AND PREDECESSOR COMPANIES
65-0725080            AutoNation Financial Services Corp.                                           2017
65-0679933            CarChoice, Inc. (become RI/CCI Merger Corp)                                   2019
65-0737774            AutoNation DS Investments, Inc.
65-0723608            AutoNation GM Holding Corporation
65-0723604            AutoNation Holding Corporation
65-0608578            AutoNation, Incorporated
65-0711536            AutoNation Realty Corporation

86-0577871            BELL DODGE, INC.                                                              2120

54-0975411            AAA DISPOSAL SERVICE, INC. INCLUDING THE FOLLOWING SUBSIDIARIES,              3803
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
54-1491099            AAA Commercial, Inc.                                                          3804
54-1491098            AAA Recycling, Inc.                                                           3805
54-1491097            AAA Maintenance, Inc.                                                         3806
54-1641467            AAA Land and Building Co., Inc.                                               3807
54-1143487            Rainbow Industries, Inc.                                                      3911

65-0753087            AAA DISPOSAL OF TENNESSEE, INC.                                               3880

61-1125039            ADDINGTON RESOURCES, INC. INCLUDING THE FOLLOWING SUBSIDIARIES,               3001
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
31-1292651            Addington Holding Co., Inc                                                    3002
61-1182583            Addington Environmental, Inc. (fka Addington Recycling, Inc.)                 3003
                      Collection Services Co., Inc.                                                 3004
                      M&M Sanitation                                                                3006
                      Daviess Transfers, Owensboro                                                  3007
                      Blue Grass Waste Alliance, Lexington                                          3008


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
                      Covington  Transfer                                                           3009
                      Collection Services - CSI of Northern Kentucky (Hauling)                      3010
                      Collection Services - CSI of  Western Kentucky (Hauling)                      3011
                      Collection Services - CSI Pennyrile Sanitation (Hauling)                      3012
61-1188995            Collection Services, Inc. (Princeton, KY)                                     3013
                      Mercer County Transfer Station                                                3014
                      Green Valley Environmental, Inc.                                              3016
61-1123853            Green Valley Environmental  - Ashland, KY                                     3017
                      Portsmouth Ohio Transfer Station                                              3018
61-1184562            Dozit Landfill, Inc. (Dozit Company, Inc.)                                    3025
61-1163546            Epperson Waste Disposal                                                       3027
61-1136580            Ohio County Balefill, Inc.                                                    3028
                      Ohio County Balefill, Inc.   Beaver Dam, KY                                   3029
                      Hopkinsville Transfer Station                                                 3030
61-0988185            Tri-K Landfill, Inc.                                                          3034
                      Tri-K Landfill, Inc.(Stanford)                                                3035
                      Russell County Transfer Station, Russell Springs, KY                          3036
61-0890361            Monarch Environmental, Inc.   Bowling Green, KY                               3049
61-1161386            Monarch Environmental, Inc.                                                   3051
61-1216431            Commercial Waste Disposal, Inc.  (d/b/a CWI of Kentucky)                      3200
                      Commercial Waste Disposal, Mayfield                                           3201
                      Paducah Transfer Station                                                      3202
61-1204628            Bluegrass Recycling & Transfer Co.                                            3203
64-0862825            ASCO Sanitation, Inc.                                                         3204
43-1527951            CWI of Missouri, Inc.                                                         3206
                      Continental Waste Industries of Mississippi - Jackson, MO                     3207
                      Continental Waste Industries, of Missouri - St. Genevieve, MO                 3208
35-1977967            Continental Waste Industries, Inc. - Gary, Inc.                               3209
22-3146904            Continental Waste Industries Arizona, Inc. (f/k/a CWI Venture,
                      Inc.)*                                                                        3210
28-2679508            FLL, Inc.  (Forest Lawn Landfull, Three Oaks)                                 3212
62-1599708            Covington Waste, Inc.                                                         3216
38-3073435            CWI of Illinois, Inc.                                                         3218
                      Marion Transfer Station                                                       3219
                      Mt. Vernon Transfer Station                                                   3220
                      Sparta Transfer Station                                                       3221
                      CWI Hauling                                                                   3222
22-3032671            So. Illinois Regional Landfill, Inc.                                          3223

EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
                      CWI Trucking                                                                  3224
Applied for           CWI of NJ, Inc. (Continental Waste Industries, Inc.)                          3225
35-1967042            CWI of Northwest Indiana, Inc.  *                                             3226
43-1654760            Gilliam Transfer                                                              3228
35-1967040            Indiana Recycling LLC                                                         3230
35-1895547            Jamax Corp                                                                    3231
22-3091901            Northwest Tennessee Disposal Corp.                                            3232
55-0622668            Prichard Landfill Corp.                                                       3233
86-0626424            Springfield Environmental, Inc.                                               3237
35-1958520            Terre Haute Recycling, Inc.                                                   3238
                      Springfield Environmental, Inc. (Landfill)                                    3239
35-1160063            United Refuse Co., Inc.                                                       3240
38-2301483            Reliable Disposal, Inc.                                                       3244
                      Reliable Disposal, Inc., South Haven                                          3245
                      Reliable Disposal, Inc., Stevensville                                         3246
                      Springfield Environmental, Inc. (Collection)                                  3247
62-1119788            Barker Bros. Waste, Incorporated                                              3252
62-1466415            Barker Bros., Inc. *
22-3017045            Karat Corp                                                                    3256
35-1854023            Midwest Material Management, Inc.                                             3257
22-3017041            Sandy Hollow Landfill Corp                                                    3260
                      Gila Bend Regional Landfill Co., Inc.                                         3264
95-3963683            Victory Environmental Services, Inc.  (Victory Waste, Inc.)                   3267
                      NationsWaste Catawba Regional Landfill, Inc. ***
57-0858653            Northeast Sanitary Landfill, Inc. ***                                         3249
25-1774253            Nations Waste, Inc.  ***                                                      3258

                      *** Ceased participation effective 5/5/98 due to Sale to Unrelated
                      Third Party

01-0432643            ASTRO WASTE SERVICES, INC. INCLUDING THE FOLLOWING SUBSIDIARIES,              3675
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
                      Astro Waste Services, Laconia, NH                                             3676
                      Astro Waste Services, Old Orchard Beach, ME                                   3678
02-0354182            Cate's Rubbish Removal Service, Inc. (Astro Waste Services,                   3679
                      Brentwood)


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
11-2909512            CONTINENTAL WASTE INDUSTRIES, INC. INCLUDING THE FOLLOWING SUBSIDIARIES,
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
14-1765530            Capital Waste & Recycling, Inc. (f/k/a New Options on Waste,                  3213
                      Incorporated)
                      Capital Waste & Recycling (f/k/a New Options on Waste)                        3214
                      Capital Waste & Recycling (Hauling) (f/k/a New Options on Waste               3215
                      Hauling)
22-1717222            Statewide Environmental Contractors, Inc.                                     3248
38-3232288            Berrien County Lanfill, Inc.*                                                 3251
62-1407106            Sanifill, Inc.*                                                               3265
34-1621353            Triple G. Landfills, Inc.*                                                    3266
22-2451824            Recycling Industries, Inc.                                                    3259
22-2867753            South Trans, Inc                                                              3261
86-0626424            Greenfield Environmental Development Corp.                                    3262
35-1804928            GEM Environmental Management, Inc.                                            3263
16-1096906            Upstate Disposal (f/k/a Disposal Services Inc.)                               3269
16-0916805            All Refuse Service                                                            3270
16-1003253            AG Disposal, Inc.                                                             3271

75-0886621            J. C. DUNCAN COMPANY, INC (THE DUNCAN COMPANY) INCLUDING THE FOLLOWING        3401
                      SUBSIDIARIES, AFFILIATES AND/OR PREDECESSOR COMPANIES:
75-1571291            Arlington Disposal Company, Inc.                                              3402
75-1189659            Grand Prairie Disposal Company, Inc.                                          3403
75-1815462            Tos-It Service Company, Inc.                                                  3404
                      Trashaway Services, Inc. (Landfill)  San Angelo, TX                           3405
75-2529001            Duncan Disposal, Inc.  (Wes-Tex Waste Services, Inc.)                         3406
75-1504727            Trashaway Services, Inc.                                                      3407
                      Trashaway Services, Inc.  (Hauling)  San Angelo, TX                           3408
75-2621108            Pantego I, Inc.   (Pantego Service Company)                                   3410
75-2357429            Triple C Disposal Service, Inc.                                               3411
75-2318354            Charter Waste, Inc.    Odessa, TX                                             3412
                      Charter Waste, Inc.   Abiline, TX                                             3413
76-0308427            CSC Disposal and Landfill, Inc.                                               3415
75-2335948            Republic/Malloy Landfill & Sanitation, Inc.                                   3416
74-2502556            C&T Landfill  (R.E. Wolfe Edinburg)                                           3417
                      Pecos Transfer Station                                                        3418
75-2654880            Duncan Disposal, Inc.                                                         3419
75-2621104            EETL I, Inc.                                                                  3420


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
58-2019335            Republic Solutions, Inc.*                                                     3421

43-1533270            ENVIRONMENTAL SPECIALISTS, INC.                                               3879

57-0690319            FENNELL CONTAINER COMPANY, INC. INCLUDING THE FOLLOWING SUBSIDIARIES,         3100
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
                      Fennell Container Co., N. Charleston*                                         3101
57-0926348            Fennell Waste Systems, Inc.                                                   3103
57-0527085            Suburban Disposal Service, Inc.                                               3104
57-0971140            ECO Services of S. C., Inc.                                                   3105
57-1019216            Pepperhill Development Co., Inc.                                              3106
57-0870233            Charleston Disposal System                                                    3107
59-2340845            Fenn-Vac, Inc.                                                                3108
57-1040490            GF/WWF, Inc.*                                                                 3109
                      Savannah Ind. Regional Landfill                                               3110

56-1365950            GARBAGE DISPOSAL SERVICE, INC.  INCLUDING THE FOLLOWING SUBSIDIARIES,         3150
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
56-1835754            East Carolina Environmental, Inc.                                             3026
61-1299604            Upper Piedmont Environmental, Inc.                                            3038
31-1356188            Uwharrie Environmental, Inc.                                                  3039
                      Uwharrie Environmental Recycling, Mt. Gilead, NC                              3040
                      Uwharrie Environmental (Landfill), Mt. Gilead, NC                             3041
                      Moore County Transfer Station                                                 3042
                      Richmond County Transfer Station                                              3043
                      Garbage Disposal Service, Inc. - Corporate Office                             3151
                      Garbage Disposal Service, Morganton Div.                                      3152
                      Garbage Disposal Service, Northwest Division                                  3153
                      Garbage Disposal Service,  Recycling Div - Conover                            3154
                      Garbage Disposal Service, Recycling Division  - Hendersonville                3155
                      GDS, Inc (Glass Recycling Div.) College Park                                  3156
                      GDS, Inc.  Hickory Div.                                                       3157
56-1681247            D & L Waste, Inc.                                                             3158
56-1132712            Cleveland Container Service,  Inc.                                            3160
56-0996367            Hyder Waste Container, Inc.                                                   3161
56-1760069            Burgess' Refuse Removal Service                                               3162
56-1785571            Recycling Concepts, Inc.                                                      3163
56-0324212            JMN, Inc. (Landfill)                                                          3164
56-0944533            Collection Service Company, Inc.                                              3165
                      GDS Eastern NC                                                                3166



EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
56-1616573            Smithton Sanitation Service, Inc                                              3509

59-2213209            HUDSON MANAGEMENT CORPORATION  INCLUDING THE FOLLOWING SUBSIDIARIES,          3751
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
59-2162348            AJ Panzarella & Co. (Larry O'Connor Sanitation)*                              3749
59-3095888            Northwest Florida Sanitation, Inc.*                                           3750
59-1956352            All Service Refuse Company, Inc.                                              3752
59-1498255            East Bay Sanitation Services, Inc.                                            3753
59-1350120            Florida Refuse Service, Inc.                                                  3754
65-0577644            Gulfcoast Waste Service, Inc.                                                 3755
59-2803240            Waste Collection Service Corporation                                          3756
---                   Seaside Sanitation  (Hatcher Disposal, Inc.)                                  3757
59-1235723            Treasure Coast Refuse Corporation                                             3758
65-0158275            Medical Waste Services, Inc.*                                                 3759
65-0088284            Sunburst Sanitation Corporation                                               3760
65-0243954            Envirocycle, Inc.                                                             3761
59-1496253            Reliable Sanitation, Inc.                                                     3762
                      Imperial Sanitation Services, Inc.   Medley, FL                               3763

74-2077398            LAUGHLIN ENVIRONMENTAL, INC                                                   3802

58-2027992            LIVING EARTH TECHNOLOGY (LETCO)  INCLUDING THE FOLLOWING SUBSIDIARIES,        3375
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
                      LETCO   Dallas, TX                                                            3377
                      LETCO   Houston, TX                                                           3378
                      LETCO   Missouri City, TX                                                     3379
                      LETCO   Austin, TX                                                            3381
                      LETCO   Woodlands,    Conroe, TX                                              3382
76-0443094            Houston Organics, Inc. *                                                      3383
74-2208199            CJM Trucking & Soils Company, Inc.                                            3384
95-1922286            Elliot's Agri-Service, Inc                                                    3385

65-0716898            REPUBLIC MEDIA, INC.  INCLUDING THE FOLLOWING SUBSIDIARIES, AFFILIATES        5006
                      AND/OR PREDECESSOR COMPANIES:
59-1640872            Design-Graphics, Inc.                                                         5000
59-1427085            Anastasia Advertising Art, Inc.
38-2795884            Golden Communications, Inc
59-3309426            Jerry's Outdoor Advertising, Inc.


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
59-2488270            Jiffy Billboards, Inc.
59-1685793            Maxmedia, Inc.
65-0336401            Outdoor Communications, Inc.

35-1468845            MEYER WASTE SYSTEMS, INC.   (d/b/a ABLE DISPOSAL)  INCLUDING THE              3176
                      FOLLOWING SUBSIDIARIES, AFFILIATES AND/OR PREDECESSOR COMPANIES:
35-1970445            Meyer Transportation, L.L.C.                                                  3177
35-1845453            Meyer Mechanical Services, Inc.                                               3178
35-1544990            Westchester Investments, Inc.                                                 3179

35-1122186            NATIONAL SERV-ALL, INC.  INCLUDING THE FOLLOWING SUBSIDIARIES,                3764
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
                      National Serv-All, Inc. (Hauling)                                             3765
35-1858074            Antler Park, Inc.                                                             3766
35-1398314            Helper's Hand of America, Inc.                                                3767
35-1824308            Hank's Disposal, Inc.                                                         3768
35-1682847            Sunrise Disposal, Inc.                                                        3769
35-1974599            Tri-State Ltd.                                                                3770

74-2342903            RCLJ CONSTRUCTION                                                             3901

                      SAFETY LIGHTS, INC. AND THE FOLLOWING SUBSIDIARIES, AND/OR                    3053
                      AFFILIATES:
                      Safety Lights - Collection                                                    3054
                      Safety Lights - Landfill                                                      3055

65-0772300            SATTRAK, INC.  **                                                             4020
                      ** Ceased Participation effective 4/9/98 due to Sale to
                      unrelated third party

                      THE SCHAUBACH COMPANIES, INCLUDING THE FOLLOWING SUBSIDIARIES
                      AND/OR AFFILIATES:
54-1539385            Area Container Services, Inc.                                                 3501
65-0718379            Consolidated Waste Solutions, Inc.                                            3968

59-3181155            SOUTHLAND ENVIRONMENTAL SERVICES, INC. INCLUDING THE FOLLOWING                3601
                      SUBSIDIARIES, AFFILIATES AND/OR PREDECESSOR COMPANIES:
                      Hal Industries (Collection Services)                                          3005
61-1259797            Broadhurst Environmental, Inc.                                                3019
                      Broadhurst Environmental, Inc.  (Landfill)                                    3020
                      Emanual County Transfer Station                                               3021


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
                      Evans County Transfer Station                                                 3022
                      Bullock County - Statesboro, GA                                               3023
                      Evans County Transfer Station                                                 3024
61-1275543            Pinellas Environmental, Inc.  (Landfill)                                      3032
58-1107412            Swift Creek Environmental, Inc. (Landfill)  (f/k/a Mullis Tree
                      Service, Inc.)                                                                3045
                      Swift Creek Environmental Landfill (Macon)                                    3046
                      Riggins Mill Road Transfer Station, Macon*                                    3047
61-1262062            Mid-State Environmental, Inc.                                                 3048
59-3405500            CWI of Florida, Inc.                                                          3217
59-2635958            Deland Landfill  (Holland Excavating, Inc.)                                   3229
59-3047860            Schoefield Corporation of Orlando                                             3234
                      SWS  (Rocket) - Orlando, FL                                                   3235
                      545 Landfill  -  Orlando, FL                                                  3236
63-1152679            Southland Waste Systems of Ware Co. Inc.   (fka Sunbelt Waste                 3615
                      Services, Inc.)
59-2776119            Southland Maintenance Services, Inc.                                          3602
59-3061116            Southland Recycling Services, Inc.(f/k/a Covenant Reccling                    3603
                      Services, Inc.)
                      Southland Waste Systems, Inc. of  Jacksonville, FL (Commercial)               3604
59-1734728            Southland Waste Services of Jacksonville, Inc.  (Residential)                 3605
65-0690338            Southland Waste Systems of Ga., Inc.                                          3606
59-2146258            Seaboard Waste Systems (f/k/a Seaboard Sanitation Inc.)                       3607
59-3050021            Nine Mile Road  (Landfill)                                                    3608
59-3097717            Enviro-Comp Services, Inc.                                                    3609
                      Seaboard Transfer Station, St. Augustine, FL                                  3610
59-3061116            Southland Recycling Services, Inc.                                            3612
                      Southland Information Destruction (Shred-All)                                 3613
                      Southland Waste Systems                                                       3614
58-1900729            Sullivan Environmental Services, Inc.                                         3616
59-2316528            Southland Waste Systems, Inc. of Clay                                         3618
                      Southland Waste Systems of Macon                                              3619
                      Southland Waste Systems of Ga, Brunswick,  GA                                 3620
65-0243008            CDS Environmental, Inc. of Florida                                            3621
                      Sinclair Disposal Service                                                     3622
                      Clay County Transfer Station                                                  3623
                      Waycross Transfer Station                                                     3624
                      Southland Waste Systems of Ga., Inc.   Statesboro                             3630


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
                      Southland Waste Systems of Ga., Inc.  (Georgia Waste Disposal, Inc.)          3631
                      Augusta, GA

58-1094472            UNITED WASTE SERVICE, INC. INCLUDING THE FOLLOWING SUBSIDIARIES,              3700
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
                      United Waste Service- Alpharetta, GA                                          3701
                      United Waste Service- South  Mableton, GA                                     3702
                      United Waste Service- North  Winder, GA                                       3703
                      United Waste Service - Forsyth Transfer Station                               3704
                      United Rubber Recycling (f/k/a Waste Tire Management)                         3705
                      Morgan Falls Transfer Station*                                                3706
                      National Tire Recyclers, Salisbury*                                           3707
58-1839575            Pine Ridge Recycling, Inc.                                                    3708
76-0338607            Oak Grove Landfill                                                            3709
58-2098766            CDS Environmental, Inc. of Atlanta, GA                                        3710

58-2070223            REPUBLIC WABASH COMPANY INCLUDING THE FOLLOWING
                      SUBSIDIARIES, 3334 AFFILIATES AND/OR PREDECESSOR
                      COMPANIES:
35-1552413            Anderson Refuse Co., Inc.                                                     3205
38-2605338            Taymouth Landfill (Tay-Ban Corporation)                                       3301
38-3293469            Tri-County Refuse Service, Inc.  (TriCounty Refuse Removal, Inc.)             3302
58-2070073            Wabash Valley Landfill Company, LTD                                           3331
35-1971077            Wabash Valley Refuse Removal Company                                          3332
58-2035401            Republic Acquisition Company                                                  3333
65-0723614            Compactor Rental Systems, Inc.                                                3335

                      WESTERN REGION COMPANIES, INCLUDING THE FOLLOWING
                      SUBSIDIARIES, AFFILIATES AND/OR PREDECESSOR COMPANIES:
95-2677631            Republic Imperial Acquisition*                                                3450
                      El Centro Sanitation Service, Imperial, CA                                    3451
76-0316673            Republic Imperial Landfill  (El Centro)                                       3452
                      Republic Imperial Hauling  (El Centro)                                        3453
65-0689137            A&G Disposal  (RI/AHI  Merger Corp)                                           3476
95-3426888            Rapidway/Angelus Hudson  (Expert Disposal Services, Inc.)                     3477
95-4050925            ASA Leasing, Inc.                                                             3478
95-3426895            Fat Man, Inc.                                                                 3479
95-3799894            CalWaste Industries, Inc.                                                     3482
95-2655100            MG Disposal Service, Inc.                                                     3484
95-3556331            Consolidated Disposal Service, Inc.                                           3625
                      Daybreak Recycling Systems, Inc.                                              3626


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
33-0486579            Seagull Sanitation Systems, Inc.                                              3627
                      Seagull Landfill.                                                             3628
                      Seagull Collection                                                            3629
82-0336097            PSI  Waste Systems, Inc.                                                      3771
                      PSI Waste   Twin Falls, ID                                                    3772
                      PSI Waste    Page AZ                                                          3773
                      PSI Portable Toilets,   Twin Falls, ID                                        3774
                      PSI Transfer Stations    Page, AZ                                             3775
94-2566816            Anderson Solid Waste                                                          3801
65-0768402            Republic Silver State Disposal, Inc.                                          3820
65-0772299            Republic Dumpco, Inc.                                                         3825
                      E. T.                                                                         3830
95-2786294            Taormina Industries, Inc.                                                     3876
                      Taormina Transfer Station - Anaheim, CA                                       3878

23-2336052            YORK  WASTE DISPOSAL, INC.  INCLUDING THE FOLLOWING SUBSIDIARIES,             3811
                      AFFILIATES AND/OR PREDECESSOR COMPANIES:
23-2512957            Robert A. Moor, Jr. Disposal  (d/b/a Area Container)                          3508
                      York  Disposal                                                                3810
                      York Waste - Lancaster, PA                                                    3812
                      York Waste - Mechanicsburg, PA                                                3813
                      Concord Rd Hauling - York, PA                                                 3814
                      Maryland Waste Hauling - Timonium, MD                                         3815







                      *Inactive Company or Company Merged with another Company


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------

                      THE FOLLOWING COMPANIES ARE PARTICIPATING AFFILIATES IN THE REPUBLIC REWARDS PLAN
                      AS OF FEBRUARY 1, 1998

                      Briggeman Industries, Inc. - Los Alamitos, CA                                 3640
                      Briggeman Disposal, Inc. - Los Alamitos, CA                                   3641
65-1922286            Bel-Art Environmental Paper Stock Company                                     3780



EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
                      THE FOLLOWING COMPANIES ARE PARTICIPATING AFFILIATES IN THE
                      REPUBLIC REWARDS PLAN AS OF MAY 1, 1998

                      TAYLOR JEEP EAGLE                                                             2160

                      THE DOBBS MOTOR GROUP INCLUDING THE FOLLOWING SUBSIDIARIES AND
                      AFFILIATES
                      Dobbs Ford, Inc. including the following Subsidiaries, Affiliates             2472
                      and/or predecessor companies:
                      DBL, Inc. d/b/a Dobbs Brothers Lexus                                          2469
                      Dobbs Mobile Bay, Inc. d/b/a Treadwell Ford & d/b/a Treadwell                 2477
                      Colission Center
                      Hoover Toyota, Inc. d/b/a Hoover Toyota                                       2474
                      Orange Park Toyota, Inc.                                                      2465
                      Northside Nissan, Inc. d/b/a Northside Nissan & d/b/a Motormax                2480
                      West Ashley Toyota, Inc.                                                      2479
                      Dobbs Brothers Buick-Pontiac, Inc. d/b/a Dobbs Brothers                       2471
                      Pontiac-GMC
                      Dobbs Brothers Buick-Pontiac, Inc. d/b/a Dobbs Brothers                       2470
                      Mazda-Buick-Mitsubishi

82-0324154            WOOD RIVER RUBBISH CO                                                         3776


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------

                      THE FOLLOWING COMPANIES ARE PARTICIPATING AFFILIATES IN THE
                      REPUBLIC REWARDS PLAN AS OF AUGUST 1, 1998

                      L. R. Stuart, Manassas, VA ("Tuck-in")                                        3808
                      White Stone of Warren, Inc.  ("Tuck-in")                                      3050
                      Fisk Sanitation Svc., Inc.                                                    3056
                      Fisk Transfer Station - Greenfield, IN                                        3057
                      Raritan Valley Disposal                                                       3211
22-1693560            Midco Waste Systems (f/k/a Middlesex Carting Co. Inc.)                        3250
                      Alpco Waste ("Tuck-in")                                                       3272
                      Reliable Sanitation - Chowan County, NC  ("Tuck-in")                          3167
                      Davie Sanitation - Mocksville, NC  ("Tuck-in")                                3168
                      Barbour Waste Disposal - Hillsborough, NC ("Tuck-in")                         3169
                      Mid-East Environmental Services-Dunn, NC ("Tuck-in")                          3170
                      Ariana Aviation, Inc.                                                         9017
                      Effingham Co. Transfer Station - GA                                           3632
                      United Mountain, Athens, GA                                                   3711
                      United North Transfer Station  - Winder, GA                                   3712
                      United South Transfer Station - Mableton, GA                                  3713
                      Superior Waste Systems - Conyers GA -("Tuck-in")                              3714
                      United Waste Southeast - Conyers, GA                                          3715
                      H.P. Disposal, Inc.                                                           3835
                      Suburban Sanitation of CA, Inc.                                               3836
                      Suburban Disposal of Arizona                                                  3837
                      Green Disposal, Inc.                                                          3839
                      Rubbish Control, Inc.                                                         3881
22-2468029            Beran Cleaning Corporation d/b/a Beran Services
22-2860024            M.C.C. Recycling, Inc.

                      Emich Chrysler-Plymouth, Inc.
                      Emich Dodge, Inc.
                      Emich Lincoln-Mercury, Inc.
                      Emich Oldsmobile, Inc.

                      Emich Oldsmobile-Gmc Truck-Subaru
                      Emich South - GMC, Pontiac & Buick
                      Emich Mitsubishi
                      Emich Jeep-Eagle


EIN  #                COMPANY NAME                                                               HYPERION #
------                ------------                                                               ----------
84-1087667            Chesrown Chevrolet, Inc. (d/b/a Chesrown Chevrolet Geo, Inc. and              2398
                      Chesrown Marine, Inc.
84-1040224            Chesrown Auto, Inc. (d/b/a Marshall Ford, Inc. and Marshall                   2399
                      Kia, Inc.)
84-1170937            Southwest Dodge, Inc. (d/b/a Chesrown's Southwest Dodge, Inc.)                2400
84-1164224            Chesrown Ford, Inc. (d/b/a Chesrown's Friendly Ford, Inc.)                    2401
84-1382739            Marshall Lincoln-Mercury, Inc. (d/b/a Marshall Lincoln-Mercury Mazda,         2402
                      Inc.)
***                   Chesrown Collision Center, Inc. (d/b/a Chesrown Glass, Inc. and CAG           2403
                      Rental Cars, Inc.)
84-1216628            Chesrown Automotive Group, Inc.                                               2404
84-1098176            Total Care, Inc.                                                              2405


                            REPUBLIC REWARDS 401(k)

                                   SCHEDULE B

                     401(k) PLAN NONDISCRIMINATION TESTING



B.1.     ADP TEST

         (a) LIMITATIONS ON 401(k) CONTRIBUTIONS-QUALIFICATION REQUIREMENTS. At least as frequently as annually, the Committee shall determine the Actual Deferral Percentage
                  (ADP) of 401(k) Contributions made to the Plan during the Plan Year. 401(k) Contributions must meet the ADP test of Code Section 401(k). The ADP for the current Plan Year for Participants who are Highly Compensated Employees must satisfy one of the following tests:

                  (i) The Plan Year's ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                  (ii) The Plan Year's ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2.0), provided the ADP for Participants who are Highly Compensated Employees for the Plan Year does not exceed the ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year by more than two
                           (2) percentage points.

                  Actual Deferral Percentage (ADP) means, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of
                  (1) the amount of 401(k) Contributions actually paid over to the Trust, to (2) the Participant's compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

                  401(k) Contributions made on behalf of any Participant shall include any 401(k) Contributions made pursuant to the Participant's deferral election (including Excess 401(k)

                  Contributions) and any applicable Qualified Matching or Qualified Nonelective Contributions made by the Company for the Plan Year, but excluding any 401(k) Contributions that are taken into account in the Average Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of such 401(k) Contributions) and disregarding any 401(k) Contributions returned as an excess annual addition pursuant to Regulation Section 1.415-6(b)(6)(iv). For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make 401(k) Contributions shall be treated as a Participant on whose behalf no 401(k) Contributions are made.

         (b)      ADDITIONAL RULES.

                  (i) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have 401(k) Contributions allocated to his or her accounts under two or more arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if such 401(k) Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (ii) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Plans may also be aggregated without regard to whether aggregation is needed to satisfy the aforementioned nondiscrimination rules if the Committee so determines in accordance with applicable regulations. Plans may be aggregated in order to satisfy Code Section 401(k) of the Code only if they have the same Plan Year.

                  (iii) For purposes of determining the ADP test, 401(k) Contributions, Qualified Matching and/or Qualified Nonelective Contributions (to the extent included in the ADP test) and any other elective deferrals must be made before the last day of the twelve month period immediately following the Plan Year to which contributions relate.

                  (iv) The Committee shall maintain records sufficient to demonstrate satisfaction of the ADP test.

                  (v) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (vi) For purposes of this section, compensation means compensation as defined in Code Section 415(c)(3), but excluding all reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation and welfare benefits. The preceding notwithstanding, compensation shall include any amount contributed by an Company on behalf of a Participant pursuant to a salary reduction agreement which is not includible in the gross income of the Participant under Code Sections 125, 401(k), 402(e)(3) or 402(h).

                  (vii) The ADP test may be performed using current year data for Non-Highly Compensated Employees at the election of the Committee, in accordance with Internal Revenue Service guidance, rulings and regulations.

                  (viii) Testing shall be performed consistently with the regulations under Code Section 401(k), and the Plan hereby incorporates by reference all options relating to testing, not specifically described in this document with the intent to have flexibility in satisfying the ADP test.

         (c) EXCESS 401(k) CONTRIBUTIONS. 401(k) Contributions that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's 401(k) Contributions for a taxable year exceed the dollar limitation under such Code section are "Excess 401(k) Contributions." Excess 401(k) Contributions are treated as annual additions under the Plan for Code Section 415 purposes, unless such amounts are distributed on or before April 15th of the calendar year following the close of the Participant's taxable year in which such Excess 401(k) Contributions arose. The Participant must notify the Committee by April 1st of each year of the amount of the Excess 401(k) Contributions to be assigned to the Plan. A Participant is deemed to notify the Committee of any Excess 401(k) Contributions that arise if such Excess 401(k) Contributions arise solely from 401(k) Contributions made under this Plan or any other plans of the Company.

                  (i) DISTRIBUTION OF EXCESS 401(k) CONTRIBUTIONS. Notwithstanding any other provision of the Plan, Excess 401(k) Contributions, plus any income and minus any loss allocable thereto, shall be distributed to the Participant on or before April 15th of the calendar year following the close of the Participant's taxable year in which such Excess 401(k) Contributions arose in accordance with IRS guidance, rulings and regulations. The amount to be distributed with respect to a Participant for a Plan Year is reduced by any Excess 401(k) Contributions previously distributed to the Participant for the Plan Year.

                           Excess 401(k) Contributions that are distributed after April 15th are includible in the Participant's gross income in both the taxable year in which such Excess 401(k) Contributions are deferred and in the taxable year in which such Excess 401(k) Contributions are distributed.

                  (ii) DETERMINATION OF INCOME OR LOSS ALLOCABLE TO EXCESS 401(k) CONTRIBUTIONS. No income or loss shall be allocated to Excess 401(k) Contributions if such Excess 401(k) Contributions are distributed to a Participant on or before the close of the Participant's taxable year in which such Excess 401(k) Contributions arose.

                           Notwithstanding any other provision of this Plan, income or loss shall be allocated to Excess 401(k) Contributions if such Excess 401(k) Contributions are distributed to a Participant after the close of the Participant's taxable year in which such Excess 401(k) Contributions arose. The income or loss allocable to a Participant's Excess 401(k) Contributions shall be determined by multiplying the income or loss allocable to the Participant's 401(k) Account for the Plan Year ending within or with the Participant's taxable year in which such Excess 401(k) Contributions arose by the "Excess 401(k) Contributions fraction".

                           The numerator of the "Excess 401(k) Contributions fraction" is equal to the amount of the Excess 401(k) Contributions allocated to the Participant's 401(k) Account for the Participant's taxable year in which the Excess 401(k) Contributions arose. The denominator of the Excess 401(k) Contributions fraction is equal to the sum of: (1) the balance in the Participant's 401(k) Account as of the beginning of the Participant's taxable year in which such Excess 401(k) Contributions arose; plus (2) the amount of contributions allocated to the Participant's 401(k) Account for the Participant's taxable year in which such Excess 401(k) Contributions arose.

                  (iii) DETERMINATION OF MATCHING CONTRIBUTIONS. If Excess 401(k) Contributions are returned to a Participant, no Matching Contribution will be made with respect to the Excess 401(k) Contributions.

         (d) EXCESS CONTRIBUTIONS. With respect to any Plan Year, Excess Contributions are the excess of:

                  (i) The aggregate amount of contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                  (ii) The maximum amount of such contributions permitted by the ADP test (determined in accordance with the Code and IRS guidance, rulings and regulations) for each Highly Compensated Employee.

                  Excess Contributions shall be treated as Annual Additions under the Plan.

         (e) DISTRIBUTION OF EXCESS CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Contributions attributable to a Highly Compensated Employee, plus any income and minus any loss allocable thereto, must be distributed from such Participant's 401(k) Account no later than the last day of the Plan Year next following the Plan Year in which the Excess Contribution arose, in accordance with IRS guidance, rulings and regulations. If such Excess Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such Excess Contributions arose, a ten (10%) percent excise tax will be imposed on the Company with respect to such amounts.

                  (i) DETERMINATION OF INCOME OR LOSS ALLOCABLE TO EXCESS CONTRIBUTIONS. Excess Contributions shall be adjusted for any income or loss allocable to such Excess Contributions up to the last day of the Plan Year to which the Excess Contributions relate. The income or loss allocable to a Participant's Excess Contributions shall be determined by multiplying the income or loss allocable to the Participant's 401(k) Account for the Plan Year in which the Excess Contributions arose by the "Excess Contributions fraction."

                           The numerator of the "Excess Contributions fraction" is equal to the amount of the Participant's Excess Contributions for the Plan Year in which the Excess Contributions arose and the denominator of the "Excess Contributions fraction" is equal to the sum of (1) the balance in the Participant's 401(k) Account as of the beginning of the Plan Year in which the Excess Contributions arose; plus (2) the amount of contributions allocated to the Participant's 401(k) Account for the Plan Year in which the Excess Contributions arose.

                  (ii) SUSPENSION OR REDUCTION OF CONTRIBUTIONS. If, prior to the end of a Plan Year, the Committee determines that under the provisions of this section a Participant is likely to have Excess Contributions for the Plan Year because of the election made under
                           Section 3.1, the Committee may authorize a suspension or reduction of 401(k) Contributions for such affected Participant as the Committee may determine.

                  (iii) The ADP test shall be performed in accordance with the Code and applicable IRS guidance, rulings and regulations.

B.2.     ACP TEST

         (a)      LIMITATIONS ON MATCHING CONTRIBUTIONS.

                  (i) ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST. Matching Contributions made under the Plan must meet the Actual Contribution Percentage (ACP) test of Code
                           Section 401(m). The ACP for the current Plan Year for eligible Participants who are Highly Compensated Employees for the Plan Year must satisfy one of the following tests:

                           (A) The ACP for eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                           (B) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly

                                    Compensated Employees for the Plan Year
                                    does not exceed the prior Plan Year's ACP for Participants who were Non-highly Compensated Employees for the prior Plan Year by more than two (2) percentage points.

                           (C) Notwithstanding (A) and (B) above, the ACP test may be performed using current year data for Non-Highly Compensated Employees, at the election of the Committee, in accordance with Internal Revenue Service guidance, rulings and regulations.

                  (ii) ACTUAL CONTRIBUTION PERCENTAGE (ACP) means, for a specified group of eligible Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of
                           (1) the sum of the Participant's Matching
                           Contributions and any Qualified Matching or Qualified Nonelective Contributions to be used in the ACP test made on behalf of such Participant for the applicable Plan Year (and disregarding any contributions returned as an excess annual addition pursuant to Regulation Section 1.415-6(b)(6)(iv)), to (2) the Participant's compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). For purposes of this section, an eligible Participant shall mean any Employee of the Company who is otherwise authorized under the terms of the Plan to have 401(k) Contributions or Matching Contributions allocated to his or her Account for the Plan Year (or prior Plan Year, as applicable). If 401(k) Contributions are required to receive a Matching Contribution, any Employee who would be an eligible Participant if such Employee had made a 401(k) Contribution shall be treated as an eligible Participant.

                           Under regulations, the Committee also may elect to use 401(k) Contributions in the ACP test so long as the ADP test is met before the 401(k) Contributions are used in the ACP test and continues to be met following the exclusion of those 401(k) Contributions that are used to meet the ACP test.

         (b)      ADDITIONAL RULES

                  (i) The ACP for any Participant who is a Highly Compensated Employee and who is eligible to have Matching Contributions and 401(k) Contributions, if applicable, allocated to his or her account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if the total of such matching contributions and before-tax contributions, if applicable, was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (ii) In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ACP of Employees as if all such plans were a single plan. Plans may also be aggregated without regard to whether aggregation is required to satisfy the aforementioned nondiscrimination rules if the Committee so determines in accordance with applicable regulations. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year.

                  (iii) For purposes of determining the ACP test, Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the applicable Plan Year.

                  (iv) The Committee shall maintain records sufficient to demonstrate satisfaction of the ACP test.

                  (v) The determination and treatment of the ACP of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (vi) For purposes of this Section, compensation means compensation as defined in Section B.1.

                  (vii) The ADP test may be performed using current year data for Non-Highly Compensated Employees at the election of the Committee, in accordance with Internal Revenue Service guidance, rulings and regulations.

                  (viii) Testing shall be performed consistently with the regulations under Code Section 401(m), and the Plan hereby incorporates by reference all options relating to testing not specifically described in this document with the intent to have flexibility in satisfying the ACP test.

         (c) EXCESS AGGREGATE CONTRIBUTIONS. With respect to any Plan Year, Excess Aggregate Contributions are the excess of:

                  (i) The aggregate amount of Matching Contributions, Qualified Matching and/or Qualified Nonelective Contributions and 401(k) Contributions taken into account in computing the ACP of Highly Compensated Employees for such Plan Year, over

                  (ii) The maximum amount of such contributions permitted by the ACP test (determined in accordance with the Code and IRS guidance, rulings and regulations).

                           Such determination shall be made after first determining Excess 401(k) Contributions pursuant to Section B.1 and then determining Excess Aggregate Contributions pursuant to this Section B.2.

         (d) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, to the extent not vested or, if not forfeitable, shall be distributed, in accordance with IRS guidance, rulings and regulations to the Highly Compensated Employees to whose Accounts Excess Aggregate Contributions were allocated, from such Participants' Matching Accounts (and, if applicable, the Participants' Qualified Nonelective Contributions Accounts and 401(k) Accounts) no later than the last day of the next Plan Year. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such Excess Aggregate Contributions arose, a ten percent (10%) excise tax will be imposed on the Company maintaining the Plan with respect to such amounts.

                  Excess Aggregate Contributions shall be treated as Annual Additions under the Plan for Code Section 415 purposes.

                  (i) DETERMINATION OF INCOME OR LOSS ALLOCABLE TO EXCESS AGGREGATE CONTRIBUTIONS. Excess Aggregate Contributions shall be adjusted for any income or loss allocable to such Excess Aggregate Contributions up to the last day of the Plan Year to which the Excess Aggregate Contributions relate. The income or loss allocable to a Participant's Excess Aggregate Contributions shall be determined by multiplying the income or loss allocable to the Participant's Matching Account (and, if applicable, the Participant's Nonelective Contribution Account and 401(k) Account to the extent contributions allocated to such account(s) are not used in computing the ADP Test) for the Plan Year in which the Excess Aggregate Contributions arose by the "Excess Aggregate Contributions fraction."

                           The numerator of the "Excess Aggregate Contributions fraction" is equal to the amount of the Participant's Excess Aggregate Contributions for the Plan Year in which the Excess Aggregate Contributions arose. The denominator of the "Excess Aggregate Contributions fraction" is equal to the sum of: (1) the balance in the Participant's Matching Account (and, if applicable, the Participant's Nonelective Contribution Account and/or 401(k) Account) as of the beginning of the Plan Year in which the Excess Aggregate Contributions arose; plus (2) the amount of contributions allocated to the Participant's Matching Account (and, if applicable, the Participant's Nonelective Contribution Account and/or 401(k) Account to the extent the contributions allocated to such Account(s) were not taken into account in computing the ADP test) for the Plan Year in which the Excess Contributions arose.

                  (ii) The ACP test shall be performed in accordance with the Code and applicable IRS guidance, rulings and regulations.

B.3.     MULTIPLE USE TEST.

         (a) MULTIPLE USE: If one or more Highly Compensated Employee participates in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Company and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ACP contribution amount is the highest in accordance with IRS guidance, rulings or regulations), so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution

                  Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if one or both of the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the applicable ADP and ACP of the Non-Highly Compensated Employees.

         (b)      AGGREGATE LIMIT means the greater of:

                  (i) the sum of (1) 125 percent of the greater of the relevant ADP of the Non-Highly Compensated Employees or the relevant ACP of Non-Highly Compensated Employees and (2) the lesser of 200% of or two plus the lesser of such ADP or ACP; or

                  (ii) the sum of (1) 125 percent of the lesser of the relevant ADP of the Non-Highly Compensated Employees or the relevant ACP of the Non-Highly Compensated Employees and (2) the lesser of 200% of or two plus the greater of such ADP or ACP.

                            REPUBLIC REWARDS 401(k)

                                   SCHEDULE C

                      PAYMENT OF BENEFITS FOR PARTICIPANTS
                   WITH GRANDFATHERED FORMS OF DISTRIBUTIONS


         C.1. GENERAL - All or a portion of a Participant's benefits are payable under this Schedule C, if the Participant was formerly covered by a Grandfathered Prior Plan which merged with this Plan and which had one or more of the forms of payment described in Section C.2(a) or (b)(i)(C) or (D). Such a Participant has all of the distribution options described in Section C.2 with respect to amounts (and gains and losses thereon) transferred to the Plan on behalf of the Participant from the Grandfathered Prior Plan.

         C.2. FORMS OF PAYMENT - If a Participant incurs a separation from service or becomes Totally and Permanently Disabled, a Participant's Grandfathered Account Balance shall be payable to the Participant by one of the following methods:

         (a)      NORMAL FORMS OF PAYMENT -

                  (i) If the Participant is married on his or her Annuity Starting Date, benefits shall be paid as a Qualified Joint and Survivor Annuity;

                  (ii) If the Participant is not married on his or her Annuity Starting Date, benefits shall be paid as a single life annuity;

         (b)      OPTIONAL FORMS OF BENEFIT -

                  (i) A Participant who is not married on his or her Annuity Starting Date or a married Participant who has executed a Qualified Election (described in Section C.4) is entitled to elect an alternate form of benefit. For purposes of this schedule, the alternate forms of benefits are:

                           (A)      A lump sum payment.

                           (B)      Annual, semi-annual or quarterly
                                    installment payments.

                           (C) A single life annuity (with or without a guaranteed number of payments -- e.g. life and five year certain annuity; with or without cash refund).

                           (D) A joint and survivor annuity with a 50%, 75% or 100% survivor feature (with or without a guaranteed number of payments; with or without cash refund).

                  (ii) If payment is made in installments described in paragraph (i)(B) or (C) above, distributions may only be made over one of the following periods (or a combination thereof):

                           (A)      the life of the Participant,

                           (B)      the life of the Participant and a
                                    designated Beneficiary,

                           (C) a period certain not extending beyond the life expectancy of the Participant, or

                           (D) a period certain not extending beyond the joint life expectancy of the Participant and a designated Beneficiary.

                           Life expectancy and joint life expectancy are computed by the use of the expected return multiples contained in Tables V and VI, of Treasury Regulation ss. 1.72-9. A Participant's life expectancy or the life expectancy of the Participant and the Spouse may be recalculated, but no more frequently than annually. However, the life expectancy of the Participant and a nonspouse beneficiary may not be recalculated.

                           In the event the benefit is payable in installments over a period certain, the credits and debits to the Participant's account shall be taken into account annually as of the last Valuation Date of the Plan Year for purposes of determining the periodic installments to be paid during each following Plan Year.

                           If payment is made based on the life expectancy of a non-spouse Beneficiary, the period over which payments are made may be adjusted in accordance with IRS guidance, rulings and regulations to comply with the incidental death benefit rule.

         (c) TIME OF DISTRIBUTION. A Participant will be treated as having incurred a separation from service and a distribution will be available under this schedule in the event of:

                  (i) the disposition of a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business if the Participant continues employment with the corporation acquiring the assets and the selling corporation continues to maintain the Plan after the disposition; or

                  (ii) the disposition by a corporation to an unrelated entity or individual of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the Participant continues employment with the subsidiary and the selling corporation continues to maintain the Plan.

C.3.     AMOUNT AND TIME OF PAYMENT -

         (a) When a Participant's Grandfathered Account Balance becomes payable, a distribution of the Grandfathered Account Balance, valued as of the Valuation Date preceding distribution, will begin (with the consent of the Participant and Spouse if the total of the Participant's Account and Grandfathered Account is greater than $5,000) as soon as administratively practicable in accordance with Section C.2.

         (b) If consent is required and the Participant and Spouse, if any, do not consent to a distribution, the Grandfathered Account Balance will remain invested under the Plan, subject to the Participant's right to direct the investment.

         (c) Distribution shall be made in accordance with Section 6.4 if the Participant's Account Balance is $5,000 or less.

         (d) Distribution of a Participant's Grandfathered Account Balance shall begin no later than sixty (60) days after the end of the Plan Year in which occurs the later of:


                  (i)      the Participant's attainment of age 65,

                  (ii) the tenth anniversary of the Participant's participation in the Plan, or

                  (iii) the Participant's termination of employment with the Company.

C.4.     SPECIAL RULES CONCERNING QUALIFIED JOINT AND SURVIVOR ANNUITY -

         (a) NOTICE REQUIREMENTS. If a Participant's Grandfathered Account Balance is payable as a Qualified Joint and Survivor Annuity, the Committee, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, shall provide each Participant with a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make, and the effect of an election to waive, the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

         (b) QUALIFIED ELECTION. A Participant and his or her Spouse may elect to waive the Qualified Joint and Survivor Annuity as the form of benefit and elect an alternate form. Any waiver of a Qualified Joint and Survivor Annuity shall not be effective unless it is on a form authorized by the Committee which provides for the following: (i) the Spouse's consent in writing to the election; (ii) designation of a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);
                  (iii) the Spouse's consent acknowledging the effect of the election; and (iv) witness by an authorized representative of the Committee or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits changes by the Participant without any further spousal consent). If it is established to the satisfaction of the Committee that there is no Spouse or that the Spouse cannot be located, a Participant's waiver will be deemed a Qualified Election.

                  Any consent by a Spouse obtained under this provision shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement or further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

C.5.    DEATH BENEFITS -

         (a) If the Participant is married on the date of his or her death, and no Qualified Election has been made the Participant's Grandfathered Account Balance shall be paid to the Participant's Surviving Spouse in the form of a single life annuity. The Surviving Spouse may waive the annuity form of payment and elect an alternate form of benefit as determined in Section C.6.

         (b) If the Committee determines that either there is no Surviving Spouse or the Surviving Spouse cannot be located (or under any other circumstances that the Internal Revenue Service may by regulations prescribe), the Participant shall be treated as having no Spouse.

         (c) If a Participant is not married or a Qualified Election has been made, such Participant may designate a Beneficiary to receive the value of the Participant's Grandfathered Account Balance in accordance with Section C.6. The Beneficiary of a death benefit is governed by Section 7.2.

C.6.     DEATH BENEFIT DISTRIBUTION PROVISIONS -

         (a) DISTRIBUTION BEGINNING BEFORE DEATH. Notwithstanding Section C.5, if the Participant dies after the Annuity Starting Date, any portion remaining will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (b) DISTRIBUTION BEGINNING AFTER DEATH. If the Participant dies before the Annuity Starting Date, distribution of the

                  Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or
                  (ii) below:

                  (i) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                  (ii) if the designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died or (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                           If the Participant has not made an election pursuant to this section (b) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (c) For purposes of subsection (b) above, if the Surviving Spouse dies after the Participant, but before payments to such Spouse have begun, the provisions of subsection (b), with the exception of paragraph (ii) therein, shall be applied as if the Surviving Spouse were the Participant.

         (d) Death benefit distributions shall be made in accordance with Code Section 401(a)(9) and applicable IRS guidance, ruling and regulations.

C.7.     SPECIAL DEFINITIONS -

         (a) ANNUITY STARTING DATE means the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable as an annuity, the first day on which all events have occurred which entitle the Participant to such a benefit.

         (b) QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is equal to 50% of the amount of the annuity payable during the joint lives of the Participant and his Spouse. The Qualified Joint and Survivor Annuity will be the amount of benefit which can be purchased with the Participant's Grandfathered Account Balance on the date on which benefit payments are to begin.

                            REPUBLIC REWARDS 401(k)

                                   SCHEDULE D


1. Collective Bargaining Agreement Between National Car Rental System, Inc., Atlanta, Georgia and General Teamsters, Local Union No. 528
                            (01/03/1997-02/03/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


2. Collective Bargaining Agreement Between National Car Rental System, Inc., Boston, Massachusetts and Teamsters Local Union No. 25
                            (02/25/1998-02/25/2002)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


3. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Chicago, Illinois and Miscellaneous Warehousemen, Airline, Automotive Parts, Service, Tire & Rental, Chemical & Petroleum, Ice, Paper and Related Clerical & Production Employees Union, Local No. 781, Affiliated with the International Brotherhood of Teamsters
                    (In Negotiation: 12/01/1995-11/30/1998)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


4. Collective Bargaining Agreement Between National Car Rental System, Inc. Car Rental Division (as specifically applying to its Car Rental Stations) and Miscellaneous Warehousemen, Airline, Automotive Parts, Service, Tire & Rental, Chemical & Petroleum,

     Ice, Paper and Related Clerical & Production Employees Union, Local No. 781, Affiliated with the International Brotherhood of Teamsters
                    (In Negotiation: 12/01/1995-11/30/1998)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


5. Collective Bargaining Agreement Between National Car Rental System, Inc. Car Rental Division, Hebron, Kentucky and Teamsters, Local Union No. 100
                    (In Negotiation: 11/19/1996-11/05/1998)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


6. Rental Agent Agreement By and Between National Car Rental System, Inc., Cleveland, Ohio and Teamsters Union Local No. 293, Affiliated with the International Brotherhood of Teamsters
                            (02/27/1998-03/01/2001)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


7. Collective Bargaining Agreement Between National Car Rental System, Inc., Dallas, Texas and International Brotherhood of Teamsters, Local Union No. 19
                            (12/17/1996-12/02/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.

8. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Detroit, Michigan and Local No. 299, International Brotherhood of Teamsters
                            (11/29/1996-11/30/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


9.   Agreement Between National Car Rental Systems, Inc. and the ILWU, Local
     #142
                            (05/06/1998-05/05/2001)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


10. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Houston, Texas and General Drivers, Warehousemen and Helpers, Local Union No. 968
                            (12/01/1996-12/02/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


11. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division Houston, Texas and General Drivers, Warehousemen and Helpers, Local Union No. 968
                            (12/4/1997-11/30/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.

12. Agreement Between National Car Rental System, Inc., Car Rental Division, Los Angeles, California and International Brotherhood of Teamsters, Local No. 495
                            (04/07/1998-04/05/2001)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


13. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Las Vegas, Nevada and International Brotherhood of Teamsters, Local Union 995
                            (01/06/1998-01/04/2001)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


14. Collective Bargaining Agreement Between National Car Rental System, Inc., Louisville, Kentucky and General Drivers, Warehousemen & Helpers, Local Union No. 89
                            (08/05/1997-08/03/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.



15. Collective Bargaining Agreement Between National Care Rental System, Inc., Memphis, Tennessee and Teamsters, Local Union No. 667, Affiliated with the International Brotherhood of Teamsters
                            (09/27/1997-09/28/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.

16. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Memphis, Tennessee and Teamsters, Local Union No. 667, Affiliated with the International Brotherhood of Teamsters
                            (01/31/1997-02/03/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


17. Agreement Between National Car Rental System, Inc., Miami, Florida and Teamsters Union Local 390, Affiliated with the International Brotherhood of Teamsters
                            (05/20/1997-05/20/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


18. Collective Bargaining Agreement Between National Car Rental System, Inc., Nashville, Tennessee and International Brotherhood of Teamsters, Local No. 327
                            (08/28/1998-08/27/2001)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.



19. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Division, New Orleans, Louisiana and International Brotherhood of Teamsters of America, Local Union No. 270
                            (11/18/1997-11/16/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.

20. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Newark, New Jersey and Local Union 723, Affiliated with the International Brotherhood of Teamsters, Montville, New Jersey
                            (04/05/1996-04/01/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


21. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, New York City, New York and Local Union No. 2, AFL-CIO, L. & D.C.I.U.
                    (In Negotiation: 07/21/1995-07/23/1998)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


22. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Orlando, Florida and Service Employees International Union, Local Union No. 750
                    (In Negotiation: 07/18/1996-07/16/1998)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


23. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Pittsburgh, Pennsylvania and Automotive Chauffeurs, Parts and Garage Employees, Local Union No. 926
                            (11/01/1996-11/08/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.

24. Collective Bargaining Contract Between National Car Rental System, Inc. (Car Division) Portland, Oregon and Teamster Dairy, Bakery, Food Processing, Industrial, Technical and Automotive, Local Union No. 305, I.
     B. of T.
                    (In Negotiation: 11/24/1995-11/26/1998)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


25. Agreement Between National Car Rental System, Inc., Sacramento, California and Teamsters, Local Union No. 228 an Affiliate of the International Brotherhood of Teamsters
                            (03/15/1996-03/11/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


26. Agreement By and Between National Car Rental System, Inc. and United Food & Commercial Workers Local No. 1105
                             (09/17/97-09/17/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


27. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Syracuse, New York and I.B.T., Local Union No. 317
                            (07/01/1997-06/30/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.

28. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Washington, D.C. and Automotive, Petroleum, Local Union No. 922
                            (05/03/1996-05/06/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


29. Agreement Between National Car Rental System, Inc., Seattle, Washington and Teamsters, Local Union No. 117, Affiliated with the International Brotherhood of Teamsters
                            (01/01/1996-04/01/1999)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


30. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Chicago, Illinois and Automobile Mechanics Union Local 701, IAM & AW
                            (05/01/1997-04/27/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.


31. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Kansas City, Missouri and Teamsters Local No. 41 International Brotherhood of Teamsters Service Agents Labor Agreement
                            (12/15/1997-12/14/2000)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.

32. Collective Bargaining Agreement Between National Car Rental System, Inc., Car Rental Division, Kansas City, Missouri and Local Union No. 552, Affiliated with the International Brotherhood of Teamsters
                            (03/06/1998-03/02/2001)

     Matching Contributions:        Same match and terms as provided in Section
                                    3.2(a) of this Plan.

     Discretionary Contributions:   As provided in Sections 3.2(b) and 4.2(b)
                                    of this Plan.